UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS
Advisory Research All Cap Value Fund (ADVGX)
Advisory Research International All Cap Value Fund (ADVEX)
Advisory Research International Small Cap Value Fund (ADVIX)
Advisory Research Global Value Fund (ADVWX)
Advisory Research Strategic Income Fund (ADVNX)

ANNUAL REPORT
October 31, 2013

Advisory Research Funds
A series of Investment Managers Series Trust

Table of Contents
Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	4
Advisory Research International All Cap Value Fund
Letter to Shareholders	8
Fund Performance	12
Schedule of Investments	13
Advisory Research International Small Cap Value Fund
Letter to Shareholders	17
Fund Performance	21
Schedule of Investments	22
Advisory Research Global Value Fund
Letter to Shareholders	27
Fund Performance	30
Schedule of Investments	31
Advisory Research Strategic Income Fund
Letter to Shareholders	37
Fund Performance	40
Schedule of Investments	41
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Financial Highlights	57
Notes to Financial Statements	62
Report of Independent Registered Public Accounting Firm	75
Supplemental Information	76
Expense Examples	82

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www. ARIFunds.com

Dear Shareholder,

The Advisory Research All Cap Value Fund (the “Fund”) completed the fiscal year with strong absolute performance, but trailed its primary benchmark, the Russell 3000 Value Index (the “Index”). Our investment process focuses on finding and purchasing well‐capitalized, profitable companies that trade at a discount to our estimate of their net asset value. Current market volatility has provided ample opportunities to find such companies and invest in them at attractive prices.

Performance Discussion

	YTD 2013 (through 10/31)	1-Year	3-Years	Annualized Since Inception (11/16/2009)
ADVGX	26.52%	27.46%	14.75%	14.12%
Russell 3000 Value Index	25.85%	28.64%	16.73%	14.85%

The one year and since inception annualized total return for the Advisory Research All Cap Value Fund as of September 30, 2013 was 21.47% and 13.51% respectively.  The one year and since inception annualized total return for the Russell 3000 Value Index was 22.67% and 13.96% respectively.  The total annual operating expenses are 2.10%.  The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.21% of the average daily net assets of the Advisory Research All Cap Value Fund.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

Market Overview
Equity markets were strong throughout the fiscal year. Markets across the globe posted positive returns and volatility seemingly stabilized. Domestically, jobless claims were low and unemployment fell, consumer confidence reached a five-year high, and investors were cautiously optimistic about economic recovery. U.S. GDP growth reached 4.1% in the third calendar quarter of 2013, the highest reading in two years. Additionally, unlike in the prior three years, European debt was not a major financial concern this year.

The Advisory Research All Cap Value Fund underperformed the Russell 3000 Value Index during the most recent fiscal year. All sectors posted positive returns; however, we trailed the benchmark in certain areas.  Our Consumer Discretionary and Technology holdings underperformed their respective benchmark sectors. Target and Walmart were up incrementally for the year, but trailed the broader Consumer Discretionary sector’s performance, as consumer spending at retailers remained muted. In Technology, IBM was a laggard due to weaker than expected sales, particularly in its hardware segment.  Relative to the advance in the markets, we believe each of these companies remains highly attractive given their valuations, consistency in earnings, and shareholder friendly policies of returning money to shareholders through growing dividends and share repurchases.  On the positive side, our Energy holdings performed strongly. Pioneer Natural Resources and Carrizo Oil & Gas were the strongest performers in the overall portfolio. Both companies continued to benefit from application of new drilling technologies to unlock shale energy reserves, and both grew production substantially during the year. Additionally, oil prices rose during the year. Our lack of exposure to the Utilities sector also helped our performance, as Utilities were the weakest performing sector in the Index.

During the rally since the recession lows in early 2009, the market has rewarded companies that we view as riskier – in particular, companies with high levels of debt. While low interest rates have encouraged many companies to add leverage to their balance sheets, we will not compromise our investment process. We do not want to invest in companies that may run into financial trouble due to over levered balance sheets.  Such companies, as a whole, have shined in the recent market environment.  But over the long-term, we believe that investing in companies with clean balance sheets, trading at a discount to our estimate of their net asset value, and having strong management teams with plans to unlock value, present the best opportunities for outperformance.

Outlook
At this writing in late December, the calendar year 2013 looks like it will mark the fourth calendar year in the last five where domestic equity markets have provided strong double digit returns, well above the historical average around 9%-10% on the S&P 500. Continued economic recovery should buoy the equity markets going forward; however, we would not expect a repeat of the last five years over the next five.  We will remain committed to our investment philosophy and process and will continue to look for high quality companies with asset‐rich balance sheets and management teams with clear and articulated plans to unlock value. Historically, investing in this profile of companies has provided the benefits of relative downside protection, upside participation, and long‐term outperformance.

We thank you for investing in the Advisory Research All Cap Value Fund and look forward to updating you again in 2014.

Advisory Research, Inc.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Investment in the Fund is subject to investment, equity, small company, emerging market, currency and sector risk, among others.  Investors should consult the Fund’s prospectus and Statement of Additional Information for a more detailed discussion of the Fund’s risks.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

ADVISORY RESEARCH

Advisory Research All Cap Value Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2013

	1 Year	3 Years	Since Inception (11/16/09)
Advisory Research All Cap Value Fund	27.46%	14.75%	14.12%
Russell 3000 Value Index	28.64%	16.73%	14.85%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund are 1.52% and 1.21% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lower.  The contractual fee waivers are in effect until February 28, 2014.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS – 96.1%
	COMMUNICATIONS – 5.9%
17,020	Comcast Corp. - Class A	$809,812
13,695	DIRECTV*	855,800
47,540	News Corp.*	836,704
12,320	Tribune Co.*	824,824
		3,327,140

	CONSUMER DISCRETIONARY – 8.9%
17,920	Bed Bath & Beyond, Inc.*	1,385,575
1,446	Biglari Holdings, Inc.*	630,485
12,610	Foot Locker, Inc.	437,567
11,085	McDonald's Corp.	1,069,924
19,360	Ross Stores, Inc.	1,497,496
		5,021,047

	CONSUMER STAPLES – 16.7%
16,495	Core-Mark Holding Co., Inc.	1,166,691
45,525	CST Brands, Inc.	1,467,726
4,650	JM Smucker Co.	517,126
34,320	Mondelez International, Inc. - Class A	1,154,525
16,340	PepsiCo, Inc.	1,374,031
9,147	Seneca Foods Corp. - Class A*	268,190
19,140	Target Corp.	1,240,081
29,100	Unilever PLC - ADR	1,181,169
14,240	Wal-Mart Stores, Inc.	1,092,920
		9,462,459

	ENERGY – 9.4%
22,370	Carrizo Oil & Gas, Inc.*	980,701
10,720	Chevron Corp.	1,285,971
11,080	Gulfport Energy Corp.*	650,285
4,985	Pioneer Natural Resources Co.	1,020,828
10,560	Range Resources Corp.	799,498
5,985	SEACOR Holdings, Inc.	585,333
		5,322,616

	FINANCIALS – 23.5%
13,685	Allied World Assurance Co. Holdings A.G.	1,481,949
13,940	American Express Co.	1,140,292
26,390	American International Group, Inc.	1,363,043
13,870	Berkshire Hathaway, Inc. - Class B*	1,596,160
16,715	CIT Group, Inc.*	804,994
27,390	Comerica, Inc.	1,185,987
5,810	Enstar Group Ltd.*	789,753
11,850	GATX Corp.	610,868
25,815	JPMorgan Chase & Co.	1,330,505

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
22,310	Loews Corp.	$1,077,796
39,300	Northfield Bancorp, Inc.	508,149
6,325	Plum Creek Timber Co., Inc. - REIT	287,155
30,050	U.S. Bancorp	1,122,668
		13,299,319

	HEALTH CARE – 7.3%
5,680	Humana, Inc.	523,412
11,230	Johnson & Johnson	1,040,011
20,245	Medtronic, Inc.	1,162,063
20,435	UnitedHealth Group, Inc.	1,394,893
		4,120,379

	INDUSTRIALS – 14.3%
28,660	CSX Corp.	746,880
12,540	Deere & Co.	1,026,274
16,300	Emerson Electric Co.	1,091,611
27,410	Oshkosh Corp.*	1,304,442
18,285	Raytheon Co.	1,506,135
8,880	Union Pacific Corp.	1,344,432
10,450	United Technologies Corp.	1,110,312
		8,130,086

	MATERIALS – 3.2%
9,750	Air Products & Chemicals, Inc.	1,062,848
20,980	Owens Corning*	753,811
		1,816,659

	TECHNOLOGY – 6.9%
43,895	Convergys Corp.	866,487
5,975	International Business Machines Corp.	1,070,780
30,710	Microsoft Corp.	1,085,598
13,930	Motorola Solutions, Inc.	870,904
		3,893,769

	TOTAL COMMON STOCKS (Cost $42,142,632)	54,393,474

	SHORT-TERM INVESTMENTS – 3.2%
1,801,665	Fidelity Institutional Money Market Fund, 0.04%1	1,801,665

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,801,665)	1,801,665

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

TOTAL INVESTMENTS – 99.3% (Cost $43,944,297)	$56,195,139
Other Assets in Excess of Liabilities – 0.7%	414,119

TOTAL NET ASSETS – 100.0%	$56,609,258

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Insurance	11.2%
Oil, Gas & Coal	9.4%
Consumer Products	7.9%
Aerospace & Defense	6.9%
Retail Staples	6.7%
Media Content	5.9%
Retail Discretionary	5.9%
Banking	5.0%
Specialty Finance	4.5%
Transportation & Logistics	3.7%
Technology Services	3.4%
Health Care Facilities/Services	3.4%
Travel, Lodging & Dining	3.0%
Institutional Financial Services	2.4%
Distribution/Wholesale - Consumer Staples	2.1%
Medical Equipment/Devices	2.1%
Electrical Equipment	1.9%
Software	1.9%
Chemicals	1.9%
Biotechnology & Pharmaceuticals	1.8%
Machinery	1.8%
Hardware	1.5%
Construction Materials	1.3%
Real Estate Investment Trusts (REIT)	0.5%
Total Common Stocks	96.1%
Short-Term Investments	3.2%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International All Cap Value Fund (the “Fund”) completed fiscal year 2013 with strong absolute performance.  On a relative basis, the Fund underperformed its benchmark, the MSCI EAFE Value Index (the “Index”). We maintained strict adherence to our investment process, which focuses on finding well-capitalized companies trading at low valuations with attractive business models and capable management teams, despite market conditions during the year which favored lower quality and more momentum driven stocks.

Performance Discussion

	FYTD 2013 (through 10/31)	2-Years	Annualized Since Inception (5/2/2011)
ADVEX	24.86%	16.68%	4.30%
MSCI EAFE Value	27.79%	15.53%	4.57%

The one year and since inception annualized total return for the Advisory Research International All Cap Value Fund as of September 30, 2013 was 21.37% and 3.24% respectively.  The one year and since inception annualized total return for the MSCI EAFE Value Index was 24.27% and 2.99% respectively. The total annual operating expenses are 22.48%.  The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35% of the average daily net assets of the Fund.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

We entered fiscal year 2013 with a more favorable outlook on the global economy than in 2012, but with more concerns about stock market valuations given the strong rally in 2012.  Despite our concerns, unprecedented central bank stimulus from a number of developed economies and modestly improved economic fundamentals drove stock prices materially higher in 2013.
All sectors posted positive absolute returns for the year.  We outperformed the benchmark in certain areas, such as Industrials and Energy, while underperforming in other areas such as Financials and Consumer Staples. Contribution by country was almost completely positive on an absolute basis.  Stocks in Germany, Australia, and Denmark performed particularly well, while our investments in Singapore lagged.

During the year, our disciplined investment process did not waver.  This process is centered on investing in companies that are profitable on an operating basis and have strong balance sheets. Potential investments must also have management teams are focused on unlocking value for shareholders. Our investable universe consists of more than 10,000 stocks, with less than 1% eventually becoming a portfolio holding.  Because our universe is so broad, we are able to focus our attention on what we consider inefficiently priced securities that fit our investment criteria.

We believe that valuation is key for successful long-term investing and that long-term outperformance is predicated on not overpaying for stocks.  As a result, for our small and mid-cap securities, our research efforts center on identifying companies that we believe trade at or below our estimate of adjusted tangible book value1.  Adjusted tangible book value is a measure we feel provides an approximate support level for a stock’s valuation.  This valuation measure strips out intangible assets, which often do not hold up well in economic downturns.  It also adjusts many standard GAAP2 or IFRS3 accounting line items with the fair market value of these items.  After completing our adjusted tangible book value analysis, we believe we have a reasonable understanding of the downside of a prospective investment.

Our attention then turns to the potential upside of an investment.  Analyzing upside potential requires both quantitative and qualitative analysis.  When we visit and talk to management teams of prospective investments, we are looking for them to have a clear plan to unlock value.  We seek management teams that also have demonstrated the ability to unlock value in the past via corporate actions such as buybacks, spin-offs, divestitures and mergers and acquisitions.  Because unlocking value can take considerable time, we believe it is critical that the companies we own are well capitalized; they often boast net-cash balance sheets.

1	The tangible book value of a security is the total assets of the company less its intangible assets with no physical presence (i.e. brand, patents, etc.).
2	Generally Accepted Accounting Principles
3	International Financial Reporting Standards

For some of our large cap and mid cap stocks, adjusted tangible book value analysis is not possible and we focus on companies with strong balance sheets, competitive brands and capable management teams, where the stock is out of favor and trading at depressed valuation levels.  To invest in these types of stocks, we usually take a longer-term view of the business cycle or focus on specific corporate finance activities that can unlock value.

We are cognizant of, but not driven by, macroeconomic factors.  We analyze these factors to protect on the downside and attempt to capitalize on pricing anomalies.  For example, entering into 2013, we purchased a number of new Japanese stocks for the Fund.  We purchased these stocks because they fit our valuation criteria and because we felt macroeconomic factors were appealing in Japan.  During the year Japanese Prime Minister Abe, with wide ranging political support, unleashed an unprecedented stimulus plan.  We believed at the time, and continue to believe, that Japan must root out deflation to avoid major economic problems in the future.  Japanese stock prices reacted very favorably to Abe’s economic policy during the year.

Our investment process often produces stocks that are attractive to private equity and strategic buyers. In 2013, one of our companies received a buy-out offer.  Other companies conducted productive corporate activities, such as share-buybacks, divestitures and M&A.

Acquirers are, at times, attracted to our names for the same reasons we find them interesting: valuation, clean balance sheets, and management teams focused on unlocking value.  This year’s buyout offer for Cermaq directly reflects this concept.  Cermaq ASA, is a Norwegian fish feed company and one of the world’s largest fish farm operators.

In April, Cermaq received a buyout offer at an attractive premium from Marine Harvest, a Norwegian competitor and the world’s largest fish farmer.  We analyzed the buyout proposal at length and decided to sell the stock before the deal closed.  We were concerned that the combination of the two companies would not pass regulatory scrutiny.  The situation was further complicated by the fact that the Norwegian government’s investment arm was the largest shareholder of Cermaq, bringing political risk into the equation.  Ultimately, the deal did not close and we were able to deploy our gains to new investment ideas.

Other stocks that were positive contributors to performance included Leoni AG (Germany) and D/S Norden A/S.   Leoni is a provider of wire systems, optical fibers and cable systems to the automotive sector, with heavy exposure to European auto makers.  Depending on the model of a car, the wiring system can be the most expensive component, after the seats.  The manufacturing of the cable systems is also quite labor intensive.  As a result, most of Leoni’s employees and manufacturing facilities are located in lower cost regions around the world.

We purchased Leoni at trough level earnings and book value multiples of 4.7x and 1.0x respectively.  The market discounted Leoni’s prospects at the time after it reduced its earning forecasts and because it raised equity twice over the previous few years.  Integration of some bolt-on mergers was also proving challenging as was the overall car market in Europe.    Despite the headwinds, we viewed Leoni favorably after visiting with management and looking at the company’s prospects.  We believed recent issues obfuscated positive operating and market momentum fort the stock.  During the year, Leoni countered the softness of the European market through its exposure to premium cars and newer models, which outperformed the general car category.  In addition, investor sentiment turned positive for the European car sector in general, as the first evidence of demand improvements trickled in.

Another stock that performed well for us was D/S Norden, a Danish shipping company with a unique business model. Unlike other shipping companies, D/S Norden generally leases its ships from 3rd parties under variable term lease arrangement.  It does not own many ships.  As a result, it maintains a net cash balance sheet and with it operational flexibility throughout the volatile shipping cycle.  Ship day-rates and ship prices have finally begun to rebound, after on of the worst cyclical slumps in memory.  This recovery has had, and will have, a positive impact on D/S Nordern, because it enjoys high operational leverage when pricing increases.  With day rates moving up, the market applied improved multiples to D/S Norden in the expectation that higher rates would favorably impact earnings.

During the year there were stocks that fell short of our expectations, including Yue Yuen Industrial Holding Ltd. (Hong Kong) and Vard Holdings Ltd (Singapore).  Yue Yuen is the world’s largest contract manufacturer of branded shoes for customers such as Nike, Addidas, and Reebok.  Yue Yuen has grown with its clients over the years by providing good quality control and fair labor practices.  More and more, the company is moving its manufacturing facilities out of Southern China because of costs.  Indonesia is a market Yue Yuen has come to rely on more heavily in recent years for labor. During the year, labor prices in Indonesia rose unexpectedly by

ADVISORY RESEARCH

more than 50%.  In the short-term, the rise in labor costs hurt Yue Yuen and its stock price.  However, the company operates on a cost-plus basis, and as a result we expect margins to revert back to more normal levels.  Furthermore, Yue Yuen’s overall prospects appear bright given increased buying power in many emerging markets, where simple branded items are in increasingly high demand, and because of the modest recovery in consumer sentiment in many developed markets.

Vard Holdings is a Singaporean listed, but Norwegian-based, manufacturer of complex and customized offshore support vessels for the oil and gas industry.  Vard operates highly efficient yards in Scandinavia, Europe and Asia.  Moving forward, significant demand for its vessels will come from Brazil, in primary support of Petrobras’ exploration and production efforts.  Given local sourcing rules, Vard produces these ships, in part, from Brazilian yards.  High levels of demand, poor controls, escalating costs and outsourced production resulted in cost over-runs and delays for Vard, which negatively impacted performance.  Vard is moving its Brazilian production to a greenfield site in a lower cost area of Brazil.  Long-term, we believe the new Brazilian yard will provide growth for the company, which is currently discounting anything positive coming out of Brazil.

Outlook
Improved economic fundamentals and central bank stimulus were the driving force behind stock market appreciation during the year.  We expect continued recovery in many of our markets, with unemployment numbers easing and a slight tick up in GDP growth.

After a year where momentum played a role in stock price movement, we think the upcoming year will see investors focus more on fundamentals.  We are well positioned for this shift. We worked diligently during the year to rebalance the portfolio away from names that reached fair value, and replace these stocks with issues that underperformed on an absolute and/or relative basis during the year.  Our long-term investment time horizon gives us confidence that these stocks have a favorable chance of outperforming in the coming years.

1)
Solid underlying fundamentals: The Fund seeks to invest in well-capitalized companies, which in our view face little financial distress.  The debt to equity ratio4 for the aggregate holdings of the Fund stands at 86% versus the broad international market at 168%.  This ratio includes financial institutions.  Many of the Fund’s companies are managed with little debt and sometimes boast a net-cash balance sheet. Broad-based economic distress has weakened many less financially stable competitors.  Rising interests rates will damage these players prospects.  As a result, we would expect our holdings to take advantage of their competitors’ weakness in the coming years.

2)
Valuation: Investors continue to shift away from fundamental analysis on individual stocks by investing in index funds and ETFs.  This trend results in inefficiencies in the market, especially in the small and mid cap international realm.  As a result, we are able to purchase what we believe are attractive franchises, with strong balance sheets relative to their peers at attractive prices.  Currently, the aggregate holdings of the Fund trade at a price to book ratio5 of 1.0x, and price to earnings ratio6 of 12.2x.

3)
Exposure to vibrant parts of the world at what we think are attractive prices: The Fund’s direct and indirect exposure to emerging economies provides the Fund with growth opportunities that would not be available exclusively in developed market economies.  Although there has been a general slowdown in growth in emerging markets, our investments are oriented toward individual consumption growth rather than exports or financial services.  We expect increased buying power to be a feature that defines emerging market economies over the long-term, despite near-term headwinds, which should benefit our holdings.

We thank you for investing with us in the Advisory Research International Small Cap Value Fund and we look forward to updating you again in 2014.

Advisory Research, Inc.

4	A measure of a company’s financial leverage and indicates what portfolio of equity and debt a company is using to finance its assets.
5	A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company. Generally, a low price-book value ratio can indicate a company is being undervalued.
6
A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.

ADVISORY RESEARCH

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

ADVISORY RESEARCH

Advisory Research International All Cap Value Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Value Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Value Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

This index does not reflect expenses, fees or sales charge, which would lower performance.

The index is unmanaged and is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2013

	1 Year	2 Years	Since Inception (5/2/11)
Advisory Research International All Cap Value Fund	24.86%	16.68%	4.30%
MSCI EAFE Value Index	27.79%	15.53%	4.57%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund are 15.42% and 1.36% which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lower.  The contractual fee waivers are in effect until February 28, 2014.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS – 96.8%
	AUSTRIA – 2.0%
7,880	IMMOFINANZ A.G.	$34,511

	BERMUDA – 1.5%
3,180	Catlin Group Ltd.	26,122

	CANADA – 1.5%
7,589	Genesis Land Development Corp.*	26,129

	DENMARK – 2.0%
398	D/S Norden A/S	17,505
361	NKT Holding A/S	17,519
		35,024

	FRANCE – 9.9%
319	Cie Generale des Etablissements Michelin	33,240
853	GDF Suez	21,141
399	Nexans S.A.	17,740
722	Saft Groupe S.A.	22,895
305	Sanofi	32,521
430	Total S.A.	26,382
299	Vallourec S.A.	17,797
		171,716

	GERMANY – 7.1%
571	DMG MORI SEIKI A.G.	18,770
268	Leoni A.G.	18,140
587	Rheinmetall A.G.	36,291
798	Rhoen Klinikum A.G.	22,282
109	Volkswagen A.G.	27,644
		123,127

	HONG KONG – 6.2%
72,000	Asian Citrus Holdings Ltd.	27,244
106,000	Bosideng International Holdings Ltd.	24,472
89,000	Emperor International Holdings	25,805
82,000	Integrated Waste Solutions Group Holdings Ltd.* 1	4,347
9,500	Yue Yuen Industrial Holdings Ltd.	26,086
		107,954

	IRELAND – 1.1%
4,927	Beazley PLC	18,059

	ITALY – 1.0%
1,817	Buzzi Unicem S.p.A.	17,415

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN – 26.3%
8,000	Aozora Bank Ltd.	$23,256
1,300	Arcs Co., Ltd.	24,367
1,100	Azbil Corp.	26,504
4,500	Bank of Yokohama Ltd.	24,814
4,000	Chugoku Marine Paints Ltd.	22,850
1,200	Daiseki Co., Ltd.	23,568
6,000	Denki Kagaku Kogyo KK	25,163
1,200	Doshisha Co., Ltd.	17,404
400	Hogy Medical Co., Ltd.	23,274
1,300	Hokuto Corp.	24,939
800	Inaba Denki Sangyo Co., Ltd.	24,082
500	Japan Petroleum Exploration Co.	20,357
1,300	Namco Bandai Holdings, Inc.	24,506
1,300	Ryosan Co., Ltd.	25,171
400	Secom Co., Ltd.	24,097
3,100	Shinko Plantech Co., Ltd.	25,029
3,200	SKY Perfect JSAT Holdings, Inc.	18,478
2,600	Star Micronics Co., Ltd.	27,978
300	Toyota Industries Corp.	13,233
500	Tsumura & Co.	15,715
		454,785

	LUXEMBOURG – 1.7%
1,685	APERAM	28,788

	NETHERLANDS – 6.6%
1,648	Delta Lloyd N.V.	34,941
941	Koninklijke Ahold N.V.	17,885
238	Koninklijke DSM N.V.	17,991
787	Royal Dutch Shell PLC - A Shares	26,210
226	Wereldhave N.V. - REIT	17,561
		114,588

	NORWAY – 3.1%
831	Aker A.S.A.	26,180
38,666	Vard Holdings Ltd.*	27,323
		53,503

	PANAMA – 1.8%
1,161	Banco Latinoamericano de Comercio Exterior S.A. - Class E	30,453

	SOUTH KOREA – 4.2%
1,090	DGB Financial Group, Inc.	17,489

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	SOUTH KOREA (Continued)
443	Fila Korea Ltd.	$29,997
700	Samsung Card Co., Ltd.	25,939
		73,425

	SWEDEN – 2.0%
1,889	Industrivarden A.B. - C Shares	33,626

	SWITZERLAND – 4.0%
182	Baloise Holding A.G.	21,143
852	GAM Holding A.G.	15,919
409	Novartis A.G.	31,746
		68,808

	UNITED KINGDOM – 14.8%
2,493	CNH Industrial N.V.*	29,483
18,334	F&C Asset Management PLC	29,837
4,305	Greggs PLC	31,751
2,790	HSBC Holdings PLC	30,581
5,039	Investec PLC	35,254
1,012	Subsea 7 S.A.	21,402
768	Unilever PLC - ADR	31,173
8,230	Vodafone Group PLC	30,142
3,821	WM Morrison Supermarkets PLC	17,240
		256,863

	TOTAL COMMON STOCKS (Cost $1,476,619)	1,674,896

	SHORT-TERM INVESTMENTS – 3.8%
65,796	Fidelity Institutional Money Market Fund, 0.04%2	65,796

	TOTAL SHORT-TERM INVESTMENTS (Cost $65,796)	65,796

	TOTAL INVESTMENTS – 100.6% (Cost $1,542,415)	1,740,692
	Liabilities in Excess of Other Assets – (0.6)%	(10,028)

	TOTAL NET ASSETS – 100.0%	$1,730,664

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Fair valued under direction of the Board of Trustees. The aggregate value of such investments is 0.3% of net assets.
2	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	9.4%
Automotive	7.4%
Machinery	5.9%
Insurance	5.8%
Oil, Gas & Coal	5.5%
Retail Staples	5.3%
Consumer Products	4.8%
Apparel & Textile Products	4.7%
Biotechnology & Pharmaceuticals	4.6%
Asset Management	4.2%
Chemicals	3.8%
Real Estate Operating & Services	3.5%
Specialty Finance	3.4%
Design, Manufacturing & Distribution	2.8%
Iron & Steel	2.7%
Utilities	2.6%
Electrical Equipment	2.0%
Telecom	1.7%
Transportation Equipment	1.6%
Home & Office Products	1.5%
Engineering & Construction Services	1.5%
Software	1.4%
Consumer Discretionary Services	1.4%
Medical Equipment/Devices	1.3%
Renewable Energy	1.3%
Health Care Facilities/Services	1.3%
Media Content	1.1%
Real Estate Investment Trusts (REIT)	1.0%
Transportation & Logistics	1.0%
Construction Materials	1.0%
Industrial Distribution	1.0%
Waste & Environment Service Equipment & Facilities	0.3%
Total Common Stocks	96.8%
Short-Term Investments	3.8%
Total Investments	100.6%
Liabilities in Excess of Other Assets	(0.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International Small Cap Value Fund (the Fund) completed fiscal year 2013 with strong absolute performance.  On a relative basis, the Fund outperformed the MSCI EAFE Index but underperformed MSCI EAFE Small Cap Index. We maintained strict adherence to our investment process, which focuses on finding well-capitalized companies trading at low valuations with attractive business models and capable management teams, despite market conditions during the year which favored lower quality and more momentum driven stocks.

Performance Discussion

	FYTD 2013 (through 10/31)	3-Year	Annualized Since Inception (03/31/2010)
ADVIX	27.30%	11.17%	10.78%
MSCI EAFE Index	26.88%	8.38%	8.09%
MSCI EAFE Small Cap Index	32.24%	10.96%	11.51%

The one year and since inception annualized total return for the Advisory Research International Small Cap Value Fund as of September 30, 2013 was 23.00% and 9.95% respectively.  The one year and since inception annualized total return for the MSCI EAFE Index was 23.77% and 7.28% respectively. The one year and since inception annualized total return for the MSCI EAFE Small Cap Index was 29.43% and 10.86% respectively.  The total annual operating expenses are 1.85%. The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.35% of the average daily net assets of the Advisory Research International Small Cap Value Fund.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

We entered fiscal year 2013 with a more favorable outlook on the global economy than in 2012, but with more concerns about stock market valuations given the strong rally in 2012.  Despite our concerns, unprecedented central bank stimulus from a number of developed economies and modestly improved economic fundamentals drove stock prices materially higher in 2013.

All sectors posted positive absolute returns for the year.  We outperformed the benchmark in certain areas, such as Industrials and Energy, while underperforming in other areas such as Consumer Discretionary and Consumer Staples. Contribution by country was almost completely positive on an absolute basis.  Stocks in Germany, Denmark, and Australia performed particularly well, while our investments in Singapore lagged.

During the year, our disciplined investment process did not waver.  This process is centered on investing in companies that are profitable on an operating basis and have strong balance sheets. Potential investments must also have management teams who are focused on unlocking value for shareholders. Our investable universe consists of more than 10,000 stocks, with less than 1% eventually becoming a portfolio holding.  Because our universe is so broad, we are able to focus our attention on what we consider inefficiently priced securities that fit our investment criteria.

We believe that valuation is key for successful long-term investing and that long-term outperformance is predicated on not overpaying for stocks.  As a result, our research efforts center on identifying companies that we believe trade at or below our estimate of adjusted tangible book value1.  Adjusted tangible book value is a measure we feel provides an approximate support level for a stock’s valuation.  This valuation measure strips out intangible assets, which often do not hold up well in economic downturns.  It also adjusts many standard GAAP2 or IFRS3 accounting line items with the fair market value of these items.  After completing our adjusted tangible book value analysis, we believe we have a reasonable understanding of the downside of a prospective investment.

Our attention then turns to the potential upside of an investment.  Analyzing upside potential requires both quantitative and qualitative analysis.  When we visit and talk to management teams of prospective investments, we are looking for them to have a

1	The tangible book value of a security is the total assets of the company less its intangible assets with no physical presence (i.e. brand, patents, etc.).
2	Generally Accepted Accounting Principles
3	International Financial Reporting Standards

clear plan to unlock value.  We seek management teams that also have demonstrated the ability to unlock value in the past via corporate actions such as buybacks, spin-offs, divestitures and mergers and acquisitions.  Because unlocking value can take considerable time, we believe it is critical that the companies we own are well capitalized; they often boast net-cash balance sheets.

We are cognizant of, but not driven by, macroeconomic factors.  We analyze these factors to protect on the downside and attempt to capitalize on pricing anomalies.  For example, entering into 2013, we purchased a number of new Japanese stocks for the Fund.  We purchased these stocks because they fit our valuation criteria and because we felt macro-economic factors were appealing in Japan.  During the year, Japanese Prime Minister Abe, with wide ranging political support, unleashed an unprecedented stimulus plan.  We believed at the time, and continue to believe, that Japan must root out deflation to avoid major economic problems in the future.  Japanese stock prices reacted very favorably to Abe’s economic policy during the year.

Our investment process often produces stocks that are attractive to private equity and strategic buyers. In 2013 three of our companies received buy-out offers.  Acquirers are, at times, attracted to our names for the same reasons we find them interesting: valuation, clean balance sheets, and management teams focused on unlocking value.  One buyout offer that directly reflects this concept was the buyout of Cermaq ASA, a Norwegian fish feed company and one of the world’s largest fish farm operators.

In April, Cermaq received a buyout offer at an attractive premium from Marine Harvest, a Norwegian competitor and the world’s largest fish farmer.  We analyzed the buyout proposal at length and decided to sell the stock before the deal closed.  We were concerned that the combination of the two companies would not pass regulatory scrutiny.  The situation was further complicated by the fact that the Norwegian government’s investment arm was the largest shareholder of Cermaq, bringing political risk into the equation.  Ultimately, the deal did not close and we were able to deploy our gains to new investment ideas.

Other stocks that were positive contributors to performance included Leoni AG (Germany) and Emperor Entertainment Hotel (Hong Kong), which both returned more than 100% during the year.  Leoni is a provider of wire systems, optical fibers and cable systems to the automotive sector, with heavy exposure to European auto makers.  Depending on the model of a car, the wiring system can be the most expensive component, after the seats.  The manufacturing of the cable systems is also quite labor intensive.  As a result, most of Leoni’s employees and manufacturing facilities are located in lower cost regions around the world.

We purchased Leoni at trough level earnings and book value multiples of 4.7x and 1.0x respectively.  The market discounted Leoni’s prospects at the time after it reduced its earning forecasts and because it raised equity twice over the previous few years.  Integration of some bolt-on mergers was also proving challenging as was the overall car market in Europe.

Despite the headwinds, we viewed Leoni favorably after visiting with management and looking at the company’s prospects.  We believed recent issues obfuscated positive operating and market momentum for the stock.  During the year, Leoni countered the softness of the European market through its exposure to premium cars and newer models, which outperformed the general car category.  In addition, investor sentiment turned positive for the European car sector in general, as the first evidence of demand improvements trickled in.

Another stock that performed well was Emperor Entertainment Hotel (“Emperor”), a Hong Kong based operator of a casino in Macau.  Emperor is a long-standing holding for the Fund and we know management very well.  During the year, rapid growth in Mainland Chinese visitation to Macau and the corresponding growth in gambling volume resulted in strong earnings momentum for Emperor.  Emperor is well-run and it now has limited capital expenditure requirements.  As a result, the company converts earnings to free cash flow.  Emperor has traditionally paid a healthy dividend, while retaining a very strong net-cash balance sheet.  We believe it is possible that Emperor, will, at some point, use its excess cash to build another casino or purchase one which is not well-operated.

During the year there were stocks that fell short of our expectations, including Yue Yuen Industrial Holding Ltd. (Hong Kong) and Vard Holdings Ltd (Singapore).  Yue Yuen is the world’s largest contract manufacturer of branded shoes for customers such as Nike, Addidas, and Reebok.  Yue Yuen has grown with its clients over the years by providing good quality control and fair labor practices.  More and more, the company is moving its manufacturing facilities out of Southern China because of costs.  Indonesia is a market Yue Yuen has come to rely on more heavily in recent years for labor. During the year, labor prices rose in Indonesia unexpectedly by more than 50%.  In the short-term, the rise in labor costs hurt Yue Yuen and its stock price.  However, the company operates on a cost-plus basis, and as a result we expect margins to revert back to more normal levels.  Furthermore, Yue Yuen’s overall prospects

ADVISORY RESEARCH

appear bright given increased buying power in many emerging markets, where simple branded items are in increasingly high demand, and because of the modest recovery in consumer sentiment in many developed markets.

Vard Holdings is a Singaporean listed, but Norwegian-based, manufacturer of complex and customized offshore support vessels for the oil and gas industry.  Vard operates highly efficient yards in Scandinavia, Europe and Asia.  Moving forward, significant demand for its vessels will come from Brazil in support of Petrobras’ exploration and production efforts.  Given local sourcing rules, Vard produces these ships, in part, from Brazilian yards.  High levels of demand, poor controls, escalating costs and outsourced production resulted in cost over-runs and delays for Vard, which negatively impacted performance.  Vard is moving its Brazilian production to a greenfield site in a lower cost area of Brazil.  Long-term, we believe the new Brazilian yard will provide growth for the company, which is currently discounting anything positive coming out of Brazil.

Outlook
Improved economic fundamentals and central bank stimulus were the driving force behind stock market appreciation during the year.  We expect continued recovery in many of our markets, with unemployment numbers easing and a slight tick up in GDP growth.

After a year where momentum played a role in stock price movement, we think the upcoming year will see investors focus more on fundamentals.  We are well positioned for this shift. We worked diligently during the year to rebalance the portfolio away from names that reached fair value, and replace these stocks with issues that underperformed on an absolute and/or relative basis during the year.  Our long-term investment time horizon gives us confidence that these stocks have a favorable chance of outperforming in the coming years.

1)
Solid underlying fundamentals: The Fund seeks to invest in well-capitalized companies, which, in our view, face limited potential financial distress.  The debt to equity ratio4 for the aggregate holdings of the Fund stands at 80% versus the broad international market at 136%.  This ratio includes financial institutions.  Many of the Fund’s companies are managed with little debt and sometimes boast a net-cash balance sheet. Broad-based economic distress has weakened many less financially stable competitors.  Rising interests rates will damage these players prospects.  As a result, we would expect our holdings to take advantage of their competitors’ weakness in the coming years.

2)
Valuation: Investors continue to shift away from fundamental analysis on individual stocks by investing in index funds and ETFs.  This trend results in inefficiencies in the market, especially in the small and mid cap international realm.  As a result, we are able to purchase what we believe are attractive franchises, with strong balance sheets relative to their peers at attractive prices.  Currently, the aggregate holdings of the Fund trade at a price to book ratio5 of 1.1x and a price to earnings ratio6 of 13.4x.

3)
Exposure to vibrant parts of the world at what we think are attractive prices: The Fund’s direct and indirect exposure to emerging economies provides the Fund with growth opportunities that would not be available exclusively in developed market economies.  Although there has been a general slowdown in growth in emerging markets, our investments are oriented toward individual consumption growth rather than exports or financial services.  We expect increased buying power to be a feature that defines emerging market economies over the long-term, despite near-term headwinds, which should benefit our holdings.

We thank you for investing with us in the Advisory Research International Small Cap Value Fund and we look forward to updating you again in 2014.

Advisory Research, Inc.

4	A measure of a company’s financial leverage and indicates what portfolio of equity and debt a company is using to finance its assets.
5	A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company. Generally, a low price-book value ratio can indicate a company is being undervalued.
6
A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.

ADVISORY RESEARCH

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

ADVISORY RESEARCH

Advisory Research International Small Cap Value Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada.

These indices do not reflect expenses, fees or sales charge, which would lower performance.

These indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2013

	1 Year	3 Years	Since Inception (3/31/10)
Advisory Research International Small Cap Value Fund	27.30%	11.17%	10.78%
MSCI EAFE Index	26.88%	8.38%	8.09%
MSCI EAFE Small Cap Index	32.24%	10.96%	11.51%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund are 1.62% and 1.25% which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lowered.  The contractual fee waivers are in effect until February 28, 2014.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS – 95.2%
	AUSTRALIA – 1.4%
101,793	Crown Ltd.	$1,622,857

	AUSTRIA – 1.7%
433,745	IMMOFINANZ A.G.	1,899,644

	BELGIUM – 0.9%
14,389	Befimmo - REIT	1,032,140

	BERMUDA – 2.0%
281,979	Catlin Group Ltd.	2,316,324

	CANADA – 1.0%
130,100	Genesis Land Development Corp. *1	447,932
193,671	Genesis Land Development Corp. *	666,838
		1,114,770

	DENMARK – 3.4%
55,987	D/S Norden A/S	2,462,505
31,102	NKT Holding A/S	1,509,353
		3,971,858

	FRANCE – 3.8%
18,785	Nexans S.A.	835,215
61,855	Saft Groupe S.A.	1,961,454
25,957	Vallourec S.A.	1,545,028
		4,341,697

	GERMANY – 10.0%
56,368	DMG MORI SEIKI A.G.	1,852,934
20,938	Hochtief A.G.	1,893,768
13,896	Jungheinrich A.G.	867,216
27,237	Leoni A.G.	1,843,536
36,847	Rheinmetall A.G.	2,278,050
101,171	Rhoen Klinikum A.G.	2,824,958
		11,560,462

	HONG KONG – 6.8%
3,896,752	Asian Citrus Holdings Ltd.	1,474,513
5,321,854	Bosideng International Holdings Ltd.	1,228,633
2,480,000	Emperor Entertainment Hotel Ltd.	1,249,660
4,859,083	Emperor International Holdings	1,408,840
4,834,000	Golden Meditech Holdings Ltd.	579,980
1,710,000	Integrated Waste Solutions Group Holdings Ltd.*2	90,650

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	HONG KONG (Continued)
662,000	Yue Yuen Industrial Holdings Ltd.	$1,817,772
		7,850,048

	IRELAND – 1.8%
575,278	Beazley PLC	2,108,615

	ITALY – 1.1%
25,067	Buzzi Unicem S.p.A.3	434,001
84,768	Buzzi Unicem S.p.A.3	812,472
		1,246,473

	JAPAN – 28.0%
523,000	Aozora Bank Ltd.	1,520,379
75,750	Arcs Co., Ltd.	1,419,859
89,800	Azbil Corp.	2,163,698
296,000	Bank of Yokohama Ltd.	1,632,224
133,150	Chiyoda Corp.	1,688,508
289,250	Chugoku Marine Paints Ltd.	1,652,345
40,400	Cosel Co., Ltd.	505,815
93,800	Daiseki Co., Ltd.	1,842,220
404,000	Denki Kagaku Kogyo KK	1,694,270
108,100	Doshisha Co., Ltd.	1,567,825
19,200	Hogy Medical Co., Ltd.	1,117,158
113,600	Hokuto Corp.	2,179,293
33,600	Horiba Ltd.	1,227,759
34,938	Inaba Denki Sangyo Co., Ltd.	1,051,728
31,400	Japan Petroleum Exploration Co.	1,278,429
51,000	Maruichi Steel Tube Ltd.	1,245,416
70,600	Namco Bandai Holdings, Inc.	1,330,838
65,265	Ryosan Co., Ltd.	1,263,678
99,300	Shinko Plantech Co., Ltd.	801,725
289,400	SKY Perfect JSAT Holdings, Inc.	1,671,112
123,200	Star Micronics Co., Ltd.	1,325,732
42,000	Tokyo Ohka Kogyo Co., Ltd.	927,814
39,100	Tsumura & Co.	1,228,911
		32,336,736

	LUXEMBOURG – 2.4%
162,478	APERAM	2,775,914

	NETHERLANDS – 4.3%
108,320	Delta Lloyd N.V.	2,296,590
15,940	Koninklijke DSM N.V.	1,204,966

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	NETHERLANDS (Continued)
18,480	Wereldhave N.V. - REIT	$1,435,925
		4,937,481

	NORWAY – 4.5%
59,049	Aker A.S.A.	1,860,272
46,923	Petroleum Geo-Services A.S.A.	569,081
112,198	SpareBank 1 Sr. Bank A.S.A.	1,008,314
2,407,586	Vard Holdings Ltd.*	1,701,320
		5,138,987

	PANAMA – 1.7%
76,760	Banco Latinoamericano de Comercio Exterior S.A. - Class E	2,013,415

	PUERTO RICO – 0.4%
28,951	OFG Bancorp	428,764

	SINGAPORE – 1.1%
1,512,000	Ascendas India Trust	778,640
22,276	China Yuchai International Ltd.	520,590
		1,299,230

	SOUTH KOREA – 5.5%
84,490	DGB Financial Group, Inc.	1,355,615
25,033	Fila Korea Ltd.	1,695,100
7,022	NongShim Co., Ltd.	1,700,423
42,600	Samsung Card Co., Ltd.	1,578,551
		6,329,689
	SWEDEN – 1.5%
99,704	Industrivarden A.B. - C Shares	1,774,828

	SWITZERLAND – 4.5%
14,843	Baloise Holding A.G.	1,724,275
71,792	GAM Holding A.G.	1,341,420
27,311	Pargesa Holding S.A.	2,172,994
		5,238,689

	UNITED KINGDOM – 7.4%
477,827	Colt Group S.A.*	944,622
282,953	Greggs PLC	2,086,875
305,649	Investec PLC	2,138,416
71,125	Subsea 7 S.A.	1,504,197

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED KINGDOM (Continued)
421,503	WM Morrison Supermarkets PLC	$1,901,731
		8,575,841

	TOTAL COMMON STOCKS (Cost $94,400,161)	109,914,462

	SHORT-TERM INVESTMENTS – 4.5%
5,164,864	Fidelity Institutional Money Market Fund, 0.04%4	5,164,864

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,164,864)	5,164,864

	TOTAL INVESTMENTS – 99.7% (Cost $99,565,025)	115,079,326
	Other Assets in Excess of Liabilities – 0.3%	300,109

	TOTAL NET ASSETS – 100.0%	$115,379,435

PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Canadian security traded in the U.S.
2	Fair valued under direction of the Board of Trustees. The aggregate value of such investments is 0.1% of net assets.
3	Company has multiple classes of shares.
4	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	8.8%
Insurance	7.3%
Machinery	5.8%
Iron & Steel	4.8%
Chemicals	4.7%
Retail Staples	4.7%
Consumer Products	4.6%
Apparel & Textile Products	4.1%
Engineering & Construction Services	3.8%
Automotive	3.6%
Real Estate Operating & Services	3.5%
Electrical Equipment	3.5%
Specialty Finance	2.9%
Oil, Gas & Coal	2.9%
Asset Management	2.8%
Travel, Lodging & Dining	2.5%
Health Care Facilities/Services	2.4%
Real Estate Investment Trusts (REIT)	2.1%
Transportation & Logistics	2.1%
Design, Manufacturing & Distribution	2.0%
Metals & Mining	1.9%
Renewable Energy	1.7%
Utilities	1.6%
Transportation Equipment	1.5%
Medical Equipment/Devices	1.5%
Media Content	1.4%
Industrial Distribution	1.4%
Software	1.2%
Construction Materials	1.1%
Biotechnology & Pharmaceuticals	1.1%
Home & Office Products	1.0%
Telecom	0.8%
Waste & Environment Service Equipment & Facilities	0.1%
Total Common Stocks	95.2%
Short-Term Investments	4.5%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Global Value Fund (the “Fund”) has completed another fiscal year with double digit absolute performance although it slightly trailed its primary benchmark, the MSCI World Value Index.  Our investment process, which focuses on finding well-capitalized companies with attractive business models and capable management teams, allowed us to largely perform in line with the market during the strong rally over the past year.

Performance Discussion

	Fiscal YTD (through 10/31)	2-Years	3-Years	Annualized Since Inception (1/1/2009)
ADVWX	26.00%	17.78%	11.92%	16.47%
MSCI World Value Index	26.35%	17.80%	11.68%	13.47%

The one year and since inception annualized total return for the Advisory Research Global Value Fund as of September 30, 2013 was 22.47% and 16.17%, respectively.  The one year and since inception annualized total return for the MSCI World Value Index was 21.28% and 12.71%, respectively. The total annual operating expenses are 2.94%.  The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.36% of the average daily net assets of the Advisory Research Global Value Fund.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The Advisory Research Global Value Fund commenced operations on 7/30/2010.  Performance shown prior to 7/30/2010 is derived from the performance of a limited partnership account, which commenced on 1/1/2009 (the “Predecessor Account”).  The predecessor entity was not registered under the 1940 ACT.  The Fund will be managed in a materially equivalent manner to the Predecessor.  If the Predecessor Account were subject to the same requirements and restrictions as the Fund, the performance may have been adversely affected.  Please see the prospectus for more information.

As a result of relatively strong economic fundamentals throughout the world, global equity markets enjoyed a solid year of performance and continued a rally from the depths of the market selloff during the global financial crisis in 2009.  These markets were supported by significant central bank stimulus from a number of developed economies and generally stable global corporate earnings results.  The impact of globally low interest rates on markets was felt both through the results reported at the company level and the relatively unattractive returns and risk profile of the fixed income markets, which drew assets into the equity markets.    Another positive factor impacting global equity returns was the moderate volatility of the markets, which facilitated significant positive flows into equities overall.

During the year, our disciplined investment process was consistent, a hallmark during both strong and weak markets.  As a firm focused on providing attractive downside protection, aggressive rallies tend not to be the best markets for relative outperformance.  Despite another solidly positive year in the market, the Advisory Research Global Value Fund slightly underperformed the MSCI World Value Index.  Strong returns from companies in the Energy and Industrials sectors contributed positively to performance for the year.  Conversely, relative weakness in Financials and Consumer Staples caused a drag on the Fund’s performance.  From a regional perspective, companies in the U.S. and the Germany had a positive effect on the Fund’s performance, while relative performance in Japan detracted from results.

Staying true to our investment philosophy served us well during the fiscal year.  As value investors, we believe part of the foundation for long-term outperformance is buying companies that trade at a discount to our calculation of fair value.  Further, we are looking for companies that are profitable, have clean balance sheets with manageable levels of net debt, unrealized or “hidden” value and a management team with an understandable plan to unlock value.

In terms of individual stocks, Pioneer Natural Resources, a U.S. based energy exploration and production company, was the Fund’s best performing position during the fiscal year.  The company is engaged in the exploration and production of both natural gas and oil.  It benefitted from the renaissance in U.S. energy production over the past several years but the management team was also well prepared for industry growth through prudent asset utilization.  Management is highly regarded within the industry and the company announced key strategic initiatives during the year that were favorably viewed by the market.  We have known senior management at the company for a number of years and continue to be impressed by their ability to manage through commodity cycles and work for the interests of shareholders through sound strategic activity.

Another name that contributed positively to performance was Leoni AG, a German based provider of wire systems, optical fibers and cable systems to the automotive sector.  The company has significant exposure to European auto makers and depending on the model, their wire system products can be the second most expensive component in a given car. The manufacturing of their products can be quite labor intensive, which the management team has addressed by locating manufacturing facilities in low labor cost regions around the world.   We purchased Leoni at an attractive valuation and low multiple of book value as it was completing its second equity raise in the past few years and many investors were skeptical of the company’s short term prospects.  Despite the concerns, we visited management and were impressed by their commitment, strategy and the stock’s risk/return profile.  Broader investor demand turned positive during the year as a result of an increase in European automaker activity.

During the year there were securities that did not perform as well as we expected.  It is important to note that though these securities detracted from performance, they are long-term holdings which we believe will pay off in the future.  Yue Yuen Industrial Holdings Ltd. (Hong Kong) is the world’s largest contract manufacturer of branded shoes for customers such as Nike, Adidas and Reebok.  The company has grown with its clients by providing solid quality control on their products with fair labor practices and competitive pricing.  Over the past several years, the company has been moving its manufacturing facilities out of China due to rising costs.  Indonesia is a market Yue Yuen has been concentrating more of its resources due to a combination of quality and affordable prices.  However, during 2013, labor prices unexpectedly rose in Indonesia by upwards of 50% in a relatively short period of time which negatively affected the company’s operating performance and stock price in the short term.  Fortunately for the long term prospects of the company, it operates on a cost-plus basis and we expect margins to revert back to historical levels during the year.  In addition, Yue Yuen is seeing increased demand from its key customers as demand for branded product is strong in the historical markets and gaining significant traction in the rapidly growing consumer sector of the emerging markets.

Also detracting from performance was Silver Bay Realty Trust, a Minnesota based REIT that is engaged in the purchase and rental of single family homes.  The company has been building an attractive portfolio of properties, many of which were purchased at a significant discount to replacement value.  We have spent significant time with the company’s management team and are impressed with their focus and discipline.  The company currently trades at a meaningful discount to our calculation of net asset value and their management team and board of directors are highly capable and continually seeking to take advantage of market dislocations.  Stock performance was weak as a result of an overall selloff in REITs post a strong rally and a general lack of understanding of the company’s strategy and positioning due to their uniqueness within the market.  We believe that as the company continues to scale its operations and has the opportunity to realize attractive returns on assets through rental or sale, the market will support higher valuations, which is why we continue to hold our position.

ADVISORY RESEARCH

Outlook
After a year in which fiscal policy, asset flows and momentum played key roles in the global stock market rally, we believe that the upcoming year will be more characterized by a return to fundamentals and a greater differentiation among companies with disparate prospects.  We are well positioned for this shift as our investment approach targets companies with strong fundamentals and solid management.  Global mergers and acquisitions activity will be an indicator worth tracking as it tends to relate well to fundamental metrics.

We worked diligently during the year to sell securities that reached our analysis of fair value and replace those names with companies that we believed had a more attractive risk/reward profile.  Our long term investment time horizon allows us to filter out the noise associated with many short term financial announcements and position our portfolios for strong performance.   It may be difficult to replicate the strong global equity returns experienced in 2013, as central banks begin a long and slow tapering process, although we are encouraged by the discipline and resolve of many management teams with whom we speak.

Thank you for investing in the Advisory Research Global Value Fund and we look forward to another update in 2014.

Advisory Research, Inc.

This material is not authorized for use unless accompanied or preceded by a prospectus.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

ADVISORY RESEARCH

Advisory Research Global Value Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

The Fund commenced operations on 7/30/10, after the conversion of a limited partnership account, which commenced on 1/1/09 (the "Predecessor Account"). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception, with a similar investment in the MSCI World Value Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI World Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

This index does not reflect expenses, fees or sales charge, which would lower performance.

The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of October 31, 2013

	1 Year	3 Years	Since Inception 1/1/09
Advisory Research Global Value Fund	26.00%	11.92%	16.47%
MSCI World Value Index	26.35%	11.68%	13.47%

The performance data quoted here represents past performance.  Past performance is no guarantee of future results.  Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund are 2.54% and 1.36% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lower. The contractual fee waivers are in effect until February 28, 2014.

The performance table above includes information for the Predecessor Account prior to the 7/30/10.  The returns for the Predecessor Account reflect its performance prior to 7/30/10 and have been adjusted to reflect the Fund's estimated gross annual expense ratio as set forth in the Fund's prospectus dated July 13, 2010 as amended.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS – 98.7%
	AUSTRIA – 1.0%
50,211	IMMOFINANZ A.G.	$219,906

	BERMUDA – 0.7%
20,000	Catlin Group Ltd.	164,291

	CANADA – 0.8%
50,880	Genesis Land Development Corp.*	175,179

	DENMARK – 0.7%
3,790	D/S Norden A/S	166,698

	FRANCE – 5.8%
1,993	Cie Generale des Etablissements Michelin	207,670
4,464	GDF Suez	110,636
3,736	Nexans S.A.	166,109
7,000	Saft Groupe S.A.	221,974
2,000	Sanofi	213,250
3,617	Total S.A.	221,918
2,509	Vallourec S.A.	149,342
		1,290,899

	GERMANY – 3.3%
2,492	Leoni A.G.	168,671
3,539	Rheinmetall A.G.	218,797
8,117	Rhoen Klinikum A.G.	226,648
500	Volkswagen A.G.	126,806
		740,922

	HONG KONG – 2.9%
600,000	Asian Citrus Holdings Ltd.	227,037
878,000	Bosideng International Holdings Ltd.	202,700
350,000	Emperor International Holdings	101,479
40,000	Yue Yuen Industrial Holdings Ltd.	109,835
		641,051

	IRELAND – 0.8%
46,832	Beazley PLC	171,657

	JAPAN – 11.8%
64,000	Aozora Bank Ltd.	186,050
11,000	Arcs Co., Ltd.	206,184
7,100	Azbil Corp.	171,072
40,000	Bank of Yokohama Ltd.	220,571
35,000	Chugoku Marine Paints Ltd.	199,938

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
40,000	Denki Kagaku Kogyo KK	$167,750
3,000	Hogy Medical Co., Ltd.	174,556
8,800	Hokuto Corp.	168,818
6,238	Inaba Denki Sangyo Co., Ltd.	187,781
10,000	Ryosan Co., Ltd.	193,623
2,500	Secom Co., Ltd.	150,606
25,600	Shinko Plantech Co., Ltd.	206,688
16,000	Star Micronics Co., Ltd.	172,173
2,500	Toyota Industries Corp.	110,275
3,700	Tsumura & Co.	116,291
		2,632,376

	LUXEMBOURG – 1.2%
15,541	APERAM	265,516

	NETHERLANDS – 3.6%
10,319	Delta Lloyd N.V.	218,782
5,905	Koninklijke Ahold N.V.	112,235
2,765	Koninklijke DSM N.V.	209,017
4,894	Royal Dutch Shell PLC - A Shares	162,987
1,400	Wereldhave N.V. - REIT	108,782
		811,803

	NORWAY – 1.9%
7,030	Aker A.S.A.	221,472
290,000	Vard Holdings Ltd.*	204,929
		426,401

	PANAMA – 0.7%
6,256	Banco Latinoamericano de Comercio Exterior S.A. - Class E	164,095

	SOUTH KOREA – 1.7%
3,001	Fila Korea Ltd.	203,212
4,450	Samsung Card Co., Ltd.	164,895
		368,107

	SWEDEN – 0.9%
11,424	Industrivarden A.B. - C Shares	203,358

	SWITZERLAND – 2.9%
1,900	Allied World Assurance Co. Holdings A.G.	205,751
900	Baloise Holding A.G.	104,551
5,000	GAM Holding A.G.	93,424

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWITZERLAND (Continued)
3,088	Novartis A.G.	$239,685
		643,411

	UNITED KINGDOM – 6.6%
20,000	CNH Industrial N.V.*	236,524
100,000	F&C Asset Management PLC	162,739
27,781	Greggs PLC	204,894
15,000	HSBC Holdings PLC	164,413
22,573	Investec PLC	157,928
4,597	Unilever PLC - ADR	186,592
45,462	Vodafone Group PLC	166,504
42,103	WM Morrison Supermarkets PLC	189,960
		1,469,554
	UNITED STATES – 51.4%
1,944	Air Products & Chemicals, Inc.	211,915
5,453	Alexander & Baldwin, Inc.*	201,761
11,840	American Capital Ltd.*	165,878
1,380	American Express Co.	112,884
6,280	American International Group, Inc.	324,362
6,221	BankUnited, Inc.	191,420
3,820	Bed Bath & Beyond, Inc.*	295,362
1,719	Berkshire Hathaway, Inc. - Class B*	197,823
556	Biglari Holdings, Inc.*	242,427
4,966	Carrizo Oil & Gas, Inc.*	217,710
1,520	Chevron Corp.	182,339
3,903	CIT Group, Inc.*	187,969
15,150	CNO Financial Group, Inc.	236,037
5,280	Comerica, Inc.	228,624
5,033	Convergys Corp.	99,351
3,497	Core-Mark Holding Co., Inc.	247,343
7,150	CST Brands, Inc.	230,516
5,850	CSX Corp.	152,451
2,858	Deere & Co.	233,899
41,493	Destination XL Group, Inc.*	288,376
3,580	DIRECTV*	223,714
3,373	Emerson Electric Co.	225,890
2,700	Foot Locker, Inc.	93,690
7,170	Forestar Group, Inc.*	160,106
3,424	GATX Corp.	176,507
5,566	Gulfport Energy Corp.*	326,669
1,220	Humana, Inc.	112,423
990	International Business Machines Corp.	177,418

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
880	JM Smucker Co.	$97,865
3,658	JPMorgan Chase & Co.	188,533
8,520	Layne Christensen Co.*	164,777
4,175	Loews Corp.	201,694
1,737	McDonald's Corp.	167,655
5,388	Microsoft Corp.	190,466
6,870	Mondelez International, Inc. - Class A	231,107
2,689	Motorola Solutions, Inc.	168,116
9,380	News Corp.*	165,088
13,150	Nicholas Financial, Inc.	211,058
15,912	Northfield Bancorp, Inc.	205,742
4,500	Oshkosh Corp.*	214,155
4,000	Owens Corning*	143,720
2,850	PepsiCo, Inc.	239,657
1,762	Pioneer Natural Resources Co.	360,822
2,790	Raytheon Co.	229,812
2,170	Ross Stores, Inc.	167,850
2,248	SEACOR Holdings, Inc.	219,854
3,843	Susser Holdings Corp.*	210,750
2,710	Target Corp.	175,581
27,280	Tecumseh Products Co. - Class A*	212,784
8,000	TeleTech Holdings, Inc.*	211,760
5,291	Tribune Co.*	354,233
5,200	U.S. Bancorp	194,272
1,451	Union Pacific Corp.	219,681
1,860	United Technologies Corp.	197,625
6,000	Viad Corp.	160,200
2,911	Wal-Mart Stores, Inc.	223,419
		11,473,140

	TOTAL COMMON STOCKS (Cost $19,717,089)	22,028,364

	SHORT-TERM INVESTMENTS – 1.8%
400,123	Fidelity Institutional Money Market Fund, 0.04%1	400,123

	TOTAL SHORT-TERM INVESTMENTS (Cost $400,123)	400,123

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

TOTAL INVESTMENTS – 100.5% (Cost $20,117,212)	22,428,487
Liabilities in Excess of Other Assets – (0.5)%	(110,053)

TOTAL NET ASSETS – 100.0%	$22,318,434

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Insurance	8.2%
Banking	7.7%
Oil, Gas & Coal	7.6%
Retail Staples	7.0%
Specialty Finance	5.5%
Consumer Products	5.2%
Machinery	4.6%
Retail Discretionary	3.8%
Automotive	3.7%
Chemicals	3.5%
Media Content	3.3%
Real Estate Operating & Services	3.1%
Aerospace & Defense	2.9%
Biotechnology & Pharmaceuticals	2.5%
Transportation & Logistics	2.4%
Apparel & Textile Products	2.3%
Technology Services	2.2%
Asset Management	2.1%
Iron & Steel	1.9%
Travel, Lodging & Dining	1.8%
Electrical Equipment	1.8%
Design, Manufacturing & Distribution	1.7%
Health Care Facilities/Services	1.5%
Consumer Discretionary Services	1.4%
Utilities	1.2%
Distribution/Wholesale - Consumer Staples	1.1%
Renewable Energy	1.0%
Engineering & Construction Services	0.9%
Transportation Equipment	0.9%
Software	0.9%
Institutional Financial Services	0.8%
Home & Office Products	0.8%
Medical Equipment/Devices	0.8%
Hardware	0.8%
Telecom	0.7%
Construction Materials	0.6%
Real Estate Investment Trusts (REIT)	0.5%
Total Common Stocks	98.7%
Short-Term Investments	1.8%
Total Investments	100.5%
Liabilities in Excess of Other Assets	(0.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Strategic Income Fund (the “Fund”) commenced operations on December 31, 2012.  During December 31, 2012 to October 31, 2013 (the “period”), the Fund outperformed the BofA Merrill Lynch Fixed Rate Preferred Securities Index (the “Index”).  Our investment process focuses on finding and investing in several types of income-generating securities, where we believe we can obtain a meaningful spread over the yield on Treasuries, while preserving good overall credit quality and protecting against downside from volatility in interest rates.  As discussed further below, our shift in fund composition succeeded in dampening the effects of the substantial rise in interest rates that we saw during the year.

Performance Discussion

YTD 2013 (through 10/31)
ADVNX	1.00%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	-2.48%

The one year and since inception annualized total return for the Advisory Research Strategic Income Fund as of September 30, 2013 was -0.75% and 3.85% respectively.  The one year and since inception annualized total return for the BofA Merrill Lynch Fixed Rate Preferred Securities Index was -3.06% and 1.88% respectively. The total annual operating expenses are 0.99%.  The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of the average daily net assets of the Advisory Research Strategic Income Fund.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The Advisory Research Strategic Income Fund commenced operations on 12/31/2012.  Performance shown prior to 12/31/2012 is derived from the performance of a limited partnership account, which commenced on 7/1/2003 (the “Predecessor Account”).  The predecessor entity was not registered under the 1940 ACT.  The Fund will be managed in a materially equivalent manner to the Predecessor.  If the Predecessor Account were subject to the same requirements and restrictions as the Fund, the performance may have been adversely affected.  Please see the prospectus for more information.

Market Overview
Intermediate and long-term Treasury yields rose substantially during the year, which weighed on overall performance of income securities – when yields rise, prices fall.  The Index (comprised of preferred securities) was down, as shown above, and the Barclays U.S. Aggregate Index (a measure of the overall U.S. bond market) was -1.10% during the period.  The rise in interest rates can be seen in the yield on the 10-year Treasury, which stood at 1.76% on December 31, 2012, and rose to 3.00% during the year; it stood at 2.55% on October 31, 2013.  The movement in interest rates was not linear, but experienced volatility.  It was only after the Federal Reserve indicated in May 2013 that it may begin to taper its $85 billion per month bond-buying program (a quantitative easing program frequently referred to as “QE3”) that yields began their upward ascent.  Although the Federal Reserve chose not to act on its plans to taper during the period, the Fed announced on December 18, 2013 that it will reduce bond purchases to $75 billion per month starting in January 2014.  Market expectations are that the bond buying program will further decline during 2014.  In addition, market expectations are that the Federal Reserve will begin to increase the Federal Funds rate sometime in 2015.

However, it is important to recognize that tapering is not tightening.  The Fed is simply letting up on the accelerator rather than pumping the brakes, as its bond purchases will continue (albeit at a slightly lower level).  The Fed has also made a clear distinction on its plans for the asset purchase program and the Federal Funds rate.  These are two distinct tools at the Fed’s disposal to affect monetary policy and subsequently interest rates.  The Fed has emphasized on numerous occasions that there will be considerable time between the end of QE3 and the first hike in the Federal Funds rate.  Additionally, these decisions will be data dependent and driven by improvements in the economy, and not simply by the passage of time.  The Federal Funds rate is used to help control the short end of the Treasury yield curve and should act as somewhat of a tether to help keep longer-term rates in check.1

While the U.S. economy continues to post positive GDP growth, the recovery since the financial crisis has at times been slow and uneven in spite of unprecedented levels of stimulus provided by the Fed’s accommodative monetary policy.  There have been positive signs such as strong auto sales and an improving housing market; however, the unemployment rate remains at an elevated rate of 7.0%, above the Fed’s stated target of 6.5% or lower.  In addition, a material part of the decline in the unemployment rate is due to more people dropping out of the work force or taking part-time work rather than seeking full-time employment.  At the same time, the Fed’s preferred inflation gauge, the annual percentage change in core personal consumption expenditures (core PCE) remains low at +1.1% as of October and suggests that the effects from the stimulus has a ways to go before overheating the economy.

Fund Commentary
As noted above, the Fund outperformed the Index during the period.  Repositioning of the portfolio played a major role in the Fund’s performance.  Starting the year, the Fund’s largest category was fixed-rate preferred securities, which comprised just under 60% of Fund assets.  These securities can offer attractive spread, but with fixed coupons and longer times to maturity (some are perpetual securities with no stated maturity), they can be highly sensitive to changes in interest rates.  In anticipation of a rise in interest rates, we reduced our exposure to fixed-rate preferreds (31% of assets at October 31) and shifted the portfolio toward less interest-rate sensitive securities.  These include fixed-to-floating rate bonds and preferred securities, which have a fixed coupon for a period of time but then switch to a floating rate (typically ten years from issue).  Fixed-to-floaters comprised one-third of the portfolio at October 31.  In addition, we increased our positions in short to intermediate corporate bonds – traditional fixed coupon securities with date certain maturities in one to ten years.  These securities comprised 22% of fund assets at October 31.  The portfolio repositioning paid off with a positive return during the period, versus a negative return on the Index.  Also contributing positively to performance were the Fund’s holdings in dividend-paying common stocks.  The equity markets were strong during the period, with the S&P 500 returning 25.32%.  The top performers in the portfolio were the common stocks of Meredith Corp., Altria Group, ConocoPhillips, GlaxoSmithKline, and Kraft Foods Group.

Outlook
While interest rates will likely remain volatile, we do believe there are bounds to that volatility.  First, the Fed has given no indication that it will raise the target Federal Funds rate anytime soon.  The short end of the curve does tend to exert a sort of gravitational pull on the longer end of the curve.  As the short end remains low, many investors choose to move out on the yield curve to pick up higher yield, thus reigning in interest rates at the long end.  The average spread between the Federal Funds rate and the ten-year Treasury has been around 150 basis points (bps) over the last 25 years.  While interest rates can be volatile, like a pendulum, the long end has oscillated back and forth around this average spread over time.  As of October 31, the spread between the Federal Funds rate and ten-year Treasury was roughly 250 bps – well above average.  In addition, U.S. and worldwide economic growth generally has been low since the recession, and inflation remains in check.  Central banks remain committed to easy money/low interest rate policies.  Without an outside shock (war, energy crisis or other supply shock, credit crisis/fear of default), we would expect interest rates to remain low.  Although a ten-year Treasury yield between 2%-3% is higher than it was at the start of 2013, this yield is still well below historical average.

We remain sensitive to interest rate risk as well as credit risk and continue to seek out investing in securities that offer compelling yields while preserving the good overall credit quality of the portfolio. We believe that taking an approach that balances these factors, and not just reaching for yield, will benefit the patient investor with downside protection and superior returns over the long-term.

We thank you for investing in the Advisory Research Strategic Income Fund and look forward to updating you again in 2014.

Advisory Research, Inc.

1
Recently, there has been talk of the Fed introducing a new program (a reverse repo facility) to control short-term interest rates, as a complement to or perhaps in place of Fed open market operations targeting the Federal Funds rate.

ADVISORY RESEARCH

This material is not authorized for use unless accompanied or preceded by a prospectus.

The value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. Stocks are subject to substantial risks that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  The Fund may write covered call options on its holdings and will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.

ADVISORY RESEARCH

Advisory Research Strategic Income Fund
FUND PERFORMANCE at October 31, 2013 (Unaudited)

The Fund commenced operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”).  The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception, with a similar investment in the BofA Merrill Lynch Fixed Rate Preferred Securities Index.  Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch Fixed Rate Preferred Securities Index: Consists of fixed-rate, U.S.-dollar-denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Securities must be rated investment grade including the country of risk and must be issued as public securities or 144a filing and a minimum outstanding of $100 million. The index includes perpetual preferred securities, American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD-eligible preferred stock and senior debt.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2013

	1 Year	3 Years	5 Years	Since Inception 6/30/03
Advisory Research Strategic Income Fund	1.00%	5.61%	11.19%	4.02%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	-2.48%	5.01%	9.94%	2.03%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund are 0.99% and 0.94% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s return would have been lowered.  The contractual fee waivers are in effect until February 28, 2014.

The performance table above includes information for the Predecessor Account prior to 12/31/2012.  The returns for the Predecessor Account reflect its performance prior to 12/31/12 and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated December 31, 2012 as amended.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2013

Number of Shares		Value

	COMMON STOCKS – 8.8%
	COMMUNICATIONS – 1.3%
22,460	AT&T, Inc.	$813,052
19,475	CenturyLink, Inc.	659,424
		1,472,476

	CONSUMER STAPLES – 1.5%
24,485	Altria Group, Inc.	911,576
13,010	Kraft Foods Group, Inc.	707,484
		1,619,060

	ENERGY – 1.8%
13,810	ConocoPhillips	1,012,273
13,920	Royal Dutch Shell PLC - ADR	967,718
		1,979,991

	FINANCIALS – 1.0%
4,901	Government Properties Income Trust - REIT	119,830
17,910	Oaktree Capital Group LLC	1,019,437
		1,139,267

	HEALTH CARE – 1.3%
14,460	GlaxoSmithKline PLC - ADR	761,030
15,840	Merck & Co., Inc.	714,225
		1,475,255

	MATERIALS – 0.6%
22,640	Potash Corp. of Saskatchewan, Inc.	704,104

	UTILITIES – 1.3%
10,120	Duke Energy Corp.	725,908
16,490	Southern Co.	674,606
		1,400,514

	TOTAL COMMON STOCKS (Cost $8,312,545)	9,790,667

Principal Amount

	CORPORATE BONDS – 45.6%
	COMMUNICATIONS – 1.1%
$1,200,000	CenturyLink, Inc. 6.450%, 6/15/2021	1,248,000

	CONSUMER DISCRETIONARY – 3.4%
1,500,000	Ingram Micro, Inc. 5.250%, 9/1/2017	1,604,661
1,450,000	L Brands, Inc. 5.625%, 2/15/2022	1,493,500

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$600,000	Vail Resorts, Inc. 6.500%, 5/1/20191	$637,500
		3,735,661
	ENERGY – 7.6%
934,000	Copano Energy LLC / Copano Energy Finance Corp. 7.125%, 4/1/20211	1,074,476
750,000	Frontier Oil Corp. 6.875%, 11/15/20181	806,250
1,050,000	Peabody Energy Corp. 6.500%, 9/15/2020	1,107,750
1,300,000	Plains Exploration & Production Co. 8.625%, 10/15/20191	1,438,605
1,100,000	QEP Resources, Inc. 6.800%, 4/1/2018	1,166,000
	Range Resources Corp.
700,000	6.750%, 8/1/20201	761,250
500,000	5.750%, 6/1/20211	532,500
1,450,000	SEACOR Holdings, Inc. 7.375%, 10/1/2019	1,527,147
		8,413,978
	FINANCIALS – 25.8%
2,200,000	Allstate Corp. 5.750%, 8/15/20531, 2	2,253,625
2,895,000	American Express Co. 6.800%, 9/1/20661, 2	3,090,412
2,750,000	Bank of America Corp. 8.000%, 12/29/20491, 2	3,045,625
950,000	Charles Schwab Corp. 7.000%, 2/28/20491, 2	1,049,750
1,150,000	Fifth Third Bancorp 5.100%, 12/29/20491, 2	1,035,000
3,150,000	General Electric Capital Corp. 7.125%, 12/29/20491, 2	3,512,250
1,150,000	Hartford Financial Services Group, Inc. 8.125%, 6/15/20381, 2	1,346,075
4,200,000	JPMorgan Chase & Co. 7.900%, 4/29/20491, 2	4,630,500
1,880,000	Leucadia National Corp. 8.125%, 9/15/2015	2,096,200
500,000	Merrill Lynch & Co., Inc. 5.700%, 5/2/2017	554,931
1,200,000	Prudential Financial, Inc. 8.875%, 6/15/20381, 2	1,461,000

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$1,150,000	SLM Corp. 8.450%, 6/15/2018	$1,342,625
2,125,000	Wells Fargo & Co. 7.980%, 3/29/20491, 2	2,395,937
620,000	Weyerhaeuser Co. 7.950%, 3/15/2025	762,226
		28,576,156

	INDUSTRIALS – 1.4%
1,425,000	Oshkosh Corp. 8.250%, 3/1/20171	1,510,500

	MATERIALS – 4.5%
1,450,000	Alcoa, Inc. 5.400%, 4/15/20211	1,484,435
1,125,000	ArcelorMittal 6.125%, 6/1/2018	1,220,625
1,450,000	Ball Corp. 5.750%, 5/15/20211	1,538,812
715,000	Owens Corning 6.500%, 12/1/2016	800,490
		5,044,362

	UTILITIES – 1.8%
1,955,000	Southern California Edison Co. 6.250%, 8/1/20491, 2	2,051,829

	TOTAL CORPORATE BONDS (Cost $50,367,514)	50,580,486

Number of Shares

	MUTUAL FUNDS – 1.3%
50,630	PIMCO Corporate & Income Strategy Fund	868,305
35,630	Wells Fargo Advantage Multi-Sector Income Fund	515,566

	TOTAL MUTUAL FUNDS (Cost $1,261,667)	1,383,871

	PREFERRED STOCKS – 40.4%
	COMMUNICATIONS – 2.0%
	Telephone & Data Systems, Inc.
31,000	6.875%, 11/15/20151	759,810
55,400	7.000%, 3/15/20161	1,377,798
		2,137,608

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIALS – 36.2%
62,150	Affiliated Managers Group, Inc. 6.375%, 8/15/20171	$1,449,959
53,736	Alexandria Real Estate Equities, Inc. 6.450%, 3/15/20171	1,241,839
44,000	American Financial Group, Inc. 6.375%, 6/12/20171	1,084,600
28,288	Ameriprise Financial, Inc. 7.750%, 6/15/20141	734,922
35,050	Associated Banc-Corp 8.000%, 9/15/20161	983,153
46,000	BB&T Corp. 5.850%, 5/1/20171	1,046,960
65,000	Capital One Financial Corp. 6.000%, 9/1/20171	1,448,850
58,000	Charles Schwab Corp. 6.000%, 9/1/20171	1,369,960
51,630	Citigroup Capital IX 6.000%, 12/2/20131	1,290,234
45,000	Citigroup Capital XIII 7.875%, 10/30/20151, 2	1,237,500
50,000	CommonWealth REIT 7.500%, 11/15/20141	1,037,500
45,000	Discover Financial Services 6.500%, 12/1/20171	1,076,400
	Goldman Sachs Group, Inc.
50,000	5.500%, 5/10/20231, 2	1,141,500
14,300	5.950%, 11/10/20171	320,320
27,500	6.500%, 11/1/20161	697,950
12,342	Hartford Financial Services Group, Inc. 7.875%, 4/15/20221, 2	356,190
53,647	HSBC USA, Inc. 6.500%, 12/2/20131	1,314,352
43,450	Kimco Realty Corp. 6.000%, 3/20/20171	943,300
65,760	Morgan Stanley Capital Trust IV 6.250%, 12/2/20131	1,594,022
30,000	Morgan Stanley Capital Trust VI 6.600%, 12/2/20131	740,100
89,880	PNC Financial Services Group, Inc. 6.125%, 5/1/20221, 2	2,281,154
13,213	Post Properties, Inc. 8.500%, 10/1/20261	784,852
40,608	PS Business Parks, Inc. 6.875%, 10/15/20151	996,520

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
	Public Storage
14,000	6.500%, 4/14/20161	$345,660
51,955	6.875%, 4/15/20151	1,340,439
53,600	Raymond James Financial, Inc. 6.900%, 3/15/20171	1,373,768
46,900	SL Green Realty Corp. 6.500%, 8/10/20171	1,066,037
62,136	Stifel Financial Corp. 6.700%, 1/15/20151	1,618,021
24,000	SunTrust Banks, Inc. 5.875%, 3/15/20181	517,200
116,900	U.S. Bancorp 6.000%, 4/15/20171, 2	3,176,173
45,993	Vornado Realty Trust 6.875%, 4/20/20161	1,140,626
73,265	Wells Fargo & Co. 8.000%, 12/15/20171	2,083,657
	Zions Bancorporation
50,000	6.300%, 3/15/20231, 2	1,187,500
43,250	6.950%, 9/15/20231, 2	1,136,178
		40,157,396

	UTILITIES – 2.2%
43,050	Dominion Resources, Inc. 8.375%, 6/15/20141	1,123,174
51,320	NextEra Energy Capital Holdings, Inc. 8.750%, 3/1/20141	1,328,162
		2,451,336

	TOTAL PREFERRED STOCKS (Cost $45,889,869)	44,746,340

	SHORT-TERM INVESTMENTS – 0.7%
827,148	Fidelity Institutional Money Market Fund, 0.04%3	827,148

	TOTAL SHORT-TERM INVESTMENTS (Cost $827,148)	827,148

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2013

TOTAL INVESTMENTS – 96.8% (Cost $106,658,743)	107,328,512
Other Assets in Excess of Liabilities – 3.2%	3,588,451

TOTAL NET ASSETS – 100.0%	$110,916,963

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

1	Callable.
2	Variable, floating or step rate security.
3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2013

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	25.8%
Energy	7.6%
Materials	4.5%
Consumer Discretionary	3.4%
Utilities	1.8%
Industrials	1.4%
Communications	1.1%
Total Corporate Bonds	45.6%
Preferred Stocks
Financials	36.2%
Utilities	2.2%
Communications	2.0%
Total Preferred Stocks	40.4%
Common Stocks
Energy	1.8%
Consumer Staples	1.5%
Health Care	1.3%
Communications	1.3%
Utilities	1.3%
Financials	1.0%
Materials	0.6%
Total Common Stocks	8.8%
Mutual Funds	1.3%
Short-Term Investments	0.7%
Total Investments	96.8%
Other Assets in Excess of Liabilities	3.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2013

	All Cap Value Fund	International All Cap Value Fund	International Small Cap Value Fund
Assets:
Investments, at cost	$43,944,297	$1,542,415	$99,565,025
Foreign currency, at cost	-	1,123	81,980
Investments, at value	$56,195,139	$1,740,692	$115,079,326
Foreign currency, at value	-	1,123	81,980
Receivables:
Investment securities sold	452,331	-	789,418
Fund shares sold	26,304	-	57,182
Dividends and interest	19,115	6,796	391,457
Due from Advisor	-	14,423	-
Prepaid expenses	-	2,652	14,168
Prepaid offering costs	-	-	-
Total assets	56,692,889	1,765,686	116,413,531

Liabilities:
Payables:
Investment securities purchased	-	-	666,444
Fund shares redeemed	-	-	212,579
Advisory fees	39,090	-	86,895
Auditing fees	16,002	16,001	16,001
Fund accounting fees	3,604	6,601	5,081
Administration fees	6,907	4,294	12,708
Transfer agent fees and expenses	5,881	3,631	2,998
Custody fees	2,263	2,370	19,077
Trustees' fees and expenses	178	319	297
Other accrued expenses	9,706	1,806	12,016
Total liabilities	83,631	35,022	1,034,096

Net Assets	$56,609,258	$1,730,664	$115,379,435

Components of Net Assets:
Paid-in capital	$41,392,000	$1,491,049	$94,244,337
Accumulated net investment income (loss)	104,801	42,201	1,434,201
Accumulated net realized gain on investments and foreign currency transactions	2,861,615	(952)	4,180,898
Net unrealized appreciation (depreciation) on:
Investments	12,250,842	198,277	15,514,301
Foreign currency translations	-	89	5,698
Net Assets	$56,609,258	$1,730,664	$115,379,435

Number of shares issued and outstanding (par value of $0.01	3,489,427	160,947	8,890,867
per share with unlimited number of shares authorized)
Net asset value per share	$16.22	$10.75	$12.98

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2013

	Global	Strategic
	Value	Income
	Fund	Fund
Assets:
Investments, at cost	$20,117,212	$106,658,743
Foreign currency, at cost	264,965	-
Investments, at value	$22,428,487	$107,328,512
Foreign currency, at value	260,802	-
Receivables:
Investment securities sold	-	4,287,408
Fund shares sold	696	-
Dividends and interest	45,920	912,267
Due from Advisor	-	-
Prepaid expenses	6,657	11,850
Prepaid offering costs	-	4,648
Total assets	22,742,562	112,544,685

Liabilities:
Payables:
Investment securities purchased	384,046	1,508,121
Fund shares redeemed	-	-
Advisory fees	10,101	50,033
Auditing fees	16,000	15,948
Fund accounting fees	2,904	11,405
Administration fees	4,498	13,323
Transfer agent fees and expenses	4,321	5,426
Custody fees	755	8,836
Trustees' fees and expenses	104	281
Other accrued expenses	1,399	14,349
Total liabilities	424,128	1,627,722

Net Assets	$22,318,434	$110,916,963

Components of Net Assets:
Paid-in capital	$18,037,897	$109,407,334
Accumulated net investment income (loss)	160,362	27,044
Accumulated net realized gain on investments and foreign currency transactions	1,809,197	812,816
Net unrealized appreciation (depreciation) on:
Investments	2,311,275	669,769
Foreign currency translations	(297)	-
Net Assets	$22,318,434	$110,916,963

Number of shares issued and outstanding (par value of $0.01	1,569,511	11,463,916
per share with unlimited number of shares authorized)
Net asset value per share	$14.22	$9.68

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Period Ended October 31, 2013

	All Cap	International	International
	Value	All Cap Value	Small Cap Value
	Fund	Fund	Fund
Investment Income:
Dividends (net of foreign withholding taxes of $203, $6,001 and $239,728, respectively)	$802,632	$51,969	$2,193,016
Interest	1,412	53	3,688
Total investment income	804,044	52,022	2,196,704

Expenses:
Advisory fees	456,035	17,138	807,453
Administration fees	50,544	37,478	88,202
Fund accounting fees and expenses	36,361	53,199	73,500
Transfer agent fees and expenses	24,802	19,600	27,999
Registration fees	22,999	22,999	22,999
Auditing fees	16,002	15,999	16,002
Custody fees	11,560	19,401	74,830
Legal fees	10,001	8,001	12,001
Trustees' fees and expenses	4,501	4,501	5,001
Shareholder reporting fees	5,000	2,000	7,001
Chief Compliance Officer fees	3,949	3,851	3,949
Insurance	1,580	1,201	1,551
Offering costs	-	-	-
Miscellaneous	7,501	4,501	7,998
Interest expense	-	-	136

Total expenses	650,835	209,869	1,148,622
Advisory fees waived	(103,630)	(17,138)	(113,951)
Other expenses absorbed	-	(169,640)	-
Net expenses	547,205	23,091	1,034,671
Net investment income	256,839	28,931	1,162,033

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	3,222,919	97,307	5,128,199
Foreign currency transactions	-	512	(59,116)
Net realized gain	3,222,919	97,819	5,069,083
Net change in unrealized appreciation/depreciation on:
Investments	7,480,106	252,829	13,491,440
Foreign currency translations	-	179	9,947
Net change in unrealized appreciation/depreciation	7,480,106	253,008	13,501,387

Net realized and unrealized gain (loss) on investments and foreign currency	10,703,025	350,827	18,570,470
Net Increase in Net Assets from Operations	$10,959,864	$379,758	$19,732,503

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Period Ended October 31, 2013

	Global	Strategic
	Value	Income
	Fund	Fund*
Investment Income:
Dividends (net of foreign withholding taxes of $33,285 and $1,449, respectively)	$375,194	$4,107,356
Interest	633	1,389,036
Total investment income	375,827	5,496,392

Expenses:
Advisory fees	172,577	694,149
Administration fees	37,095	103,037
Fund accounting fees and expenses	43,599	53,422
Transfer agent fees and expenses	21,400	26,072
Registration fees	22,999	18,954
Auditing fees	16,002	15,948
Custody fees	15,801	23,672
Legal fees	7,501	8,854
Trustees' fees and expenses	4,701	3,998
Shareholder reporting fees	2,500	5,480
Chief Compliance Officer fees	3,898	3,147
Insurance	1,299	1,549
Offering costs	-	22,334
Miscellaneous	4,000	14,480
Interest expense	-	-

Total expenses	353,372	995,096
Advisory fees waived	(120,386)	(99,739)
Other expenses absorbed	-	-
Net expenses	232,986	895,357
Net investment income	142,841	4,601,035

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	2,141,791	1,592,938
Foreign currency transactions	5,284	-
Net realized gain	2,147,075	1,592,938
Net change in unrealized appreciation/depreciation on:
Investments	1,652,761	(4,833,278)
Foreign currency translations	257	-
Net change in unrealized appreciation/depreciation	1,653,018	(4,833,278)

Net realized and unrealized gain (loss) on investments and foreign currency	3,800,093	(3,240,340)
Net Increase in Net Assets from Operations	$3,942,934	$1,360,695

*	Commenced operations on December 31, 2012.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2013	October 31, 2012
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$256,839	$349,629
Net realized gain (loss) on:
Investments	3,222,919	(450,519)
Net change in unrealized appreciation/depreciation on:
Investments	7,480,106	3,421,728
Net increase in net assets resulting from operations	10,959,864	3,320,838

Distributions to Shareholders:
From net investment income	(331,998)	(153,231)
From net realized gains	-	(16,089)
Total distributions to shareholders	(331,998)	(169,320)

Capital Transactions:
Proceeds from shares sold	10,929,159	2,999,255
Reinvestment of distributions	257,149	135,819
Cost of shares redeemed1	(1,957,233)	(1,489,166)
Net increase in net assets from capital transactions	9,229,075	1,645,908

Total increase in net assets	19,856,941	4,797,426

Net Assets:
Beginning of period	36,752,317	31,954,891
End of period	$56,609,258	$36,752,317

Accumulated net investment income	$104,801	$216,462

Capital Share Transactions:
Shares sold	742,902	239,989
Shares issued on reinvestment	19,903	11,579
Shares redeemed	(135,194)	(120,747)
Net increase in capital share transactions	627,611	130,821

1	Net of redemption fee proceeds of $0 and $4, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2013	October 31, 2012
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$28,931	$29,316
Net realized gain (loss) on:
Investments	97,307	(54,760)
Foreign currency transactions	512	(418)
Net change in unrealized appreciation/depreciation on:
Investments	252,829	137,347
Foreign currency translations	179	(49)
Net increase in net assets resulting from operations	379,758	111,436

Distributions to Shareholders:
From net investment income	(40,300)	(10,530)
From net realized gains	-	-
Total distributions to shareholders	(40,300)	(10,530)

Capital Transactions:
Proceeds from shares sold	38,899	300,000
Reinvestment of distributions	34,449	8,419
Cost of shares redeemed1	(301,611)	(78,284)
Net increase (decrease) in net assets from capital transactions	(228,263)	230,135

Total increase in net assets	111,195	331,041

Net Assets:
Beginning of period	1,619,469	1,288,428
End of period	$1,730,664	$1,619,469

Accumulated net investment income	$42,201	$32,331

Capital Share Transactions:
Shares sold	3,935	34,871
Shares issued on reinvestment	3,832	1,109
Shares redeemed	(30,536)	(10,234)
Net increase (decrease) in capital share transactions	(22,769)	25,746

1	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2013	October 31, 2012
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,162,033	$705,552
Net realized gain (loss) on:
Investments	5,128,199	576,155
Foreign currency transactions	(59,116)	(5,669)
Net change in unrealized appreciation/depreciation on:
Investments	13,491,440	2,788,541
Foreign currency translations	9,947	(3,319)
Net increase in net assets resulting from operations	19,732,503	4,061,260

Distributions to Shareholders:
From net investment income	(980,416)	(611,876)
From net realized gains	(409,084)	(555,737)
Total distributions to shareholders	(1,389,500)	(1,167,613)

Capital Transactions:
Proceeds from shares sold	49,754,480	18,483,899
Reinvestment of distributions	1,300,483	1,121,518
Cost of shares redeemed1	(2,666,024)	(4,247,955)
Net increase in net assets from capital transactions	48,388,939	15,357,462

Total increase in net assets	66,731,942	18,251,109

Net Assets:
Beginning of period	48,647,493	30,396,384
End of period	$115,379,435	$48,647,493

Accumulated net investment income	$1,434,201	$485,743

Capital Share Transactions:
Shares sold	4,350,632	1,894,309
Shares issued on reinvestment	121,088	124,337
Shares redeemed	(220,894)	(413,508)
Net increase in capital share transactions	4,250,826	1,605,138

1	Net of redemption fee proceeds of $7,033 and $2,915, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2013	October 31, 2012
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$142,841	$122,869
Net realized gain (loss) on:
Investments	2,141,791	109,645
Foreign currency transactions	5,284	(2,569)
Net change in unrealized appreciation/depreciation on:
Investments	1,652,761	784,362
Foreign currency translations	257	(335)
Net increase in net assets resulting from operations	3,942,934	1,013,972

Distributions to Shareholders:
From net investment income	(166,598)	(115,276)
From net realized gains	-	-
Total distributions to shareholders	(166,598)	(115,276)

Capital Transactions:
Proceeds from shares sold	7,315,849	1,876,732
Reinvestment of distributions	148,465	114,241
Cost of shares redeemed1	(865,398)	(562,810)
Net increase in net assets from capital transactions	6,598,916	1,428,163

Total increase in net assets	10,375,252	2,326,859

Net Assets:
Beginning of period	11,943,182	9,616,323
End of period	$22,318,434	$11,943,182

Accumulated net investment income	$160,362	$127,562

Capital Share Transactions:
Shares sold	580,371	170,325
Shares issued on reinvestment	12,788	11,289
Shares redeemed	(67,232)	(51,973)
Net increase in capital share transactions	525,927	129,641

1	Net of redemption fee proceeds of $210 and $39, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Strategic Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
December 31, 2012*
through October 31, 2013
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$4,601,035
Net realized gain on:
Investments	1,592,938
Net change in unrealized appreciation/depreciation on:
Investments	(4,833,278)
Net increase in net assets resulting from operations	1,360,695

Distributions to Shareholders:
From net investment income	(4,504,240)
From net realized gains	(865,876)
Total distributions to shareholders	(5,370,116)

Capital Transactions:
Proceeds from shares sold	7,839,290
Issued in connection with reorganization of private fund (Note 1)	116,694,966
Reinvestment of distributions	5,101,103
Cost of shares redeemed1	(14,708,975)
Net increase in net assets from capital transactions	114,926,384

Total increase in net assets	110,916,963

Net Assets:
Beginning of period	-
End of period	$110,916,963

Accumulated net investment loss	$27,044

Capital Share Transactions:
Shares sold	770,222
Shares issued in connection with reorganization of private fund (Note 1)	11,669,376
Shares issued on reinvestment	513,335
Shares redeemed	(1,489,017)
Net increase in capital share transactions	11,463,916

*	Commencement of operations.
1	Net of redemption fee proceeds of $1,330.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

							For the Period
							November 16,
	For the Year Ended		For the Year Ended		For the Year Ended		2009* through
	October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$12.84		$11.70		$11.16		$10.00
Income from investment operations:
Net investment income	0.08	1	0.12	1	0.08	1	0.02
Net realized and unrealized gain on investments	3.42		1.09		0.75		1.14
Total from investment operations	3.50		1.21		0.83		1.16

Less distributions:
From net investment income	(0.12)		(0.06)		(0.03)		-
From net realized gain	-		(0.01)		(0.26)		-
Total distributions	(0.12)		(0.07)		(0.29)		-

Redemption fee proceeds	-		-	2	-		-

Net asset value, end of period	$16.22		$12.84		$11.70		$11.16

Total return	27.46%		10.32%		7.45%		11.60%	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$56.6		$36.8		$32.0		$8.6

Ratio of expenses to average net assets: 5
Before fees waived and expenses absorbed	1.43%		1.51%		2.09%		4.57%	4
After fees waived and expenses absorbed	1.20%		1.20%		1.20%		1.20%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.33%		0.69%		(0.24%)		(3.07%)	4
After fees waived and expenses absorbed	0.56%		1.00%		0.65%		0.30%	4
Portfolio turnover rate	40%		20%		18%		35%	3

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The Advisor has contractually agreed to limit the operating expenses of the All Cap Value Fund to 1.20%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
			For the Period
			May 2, 2011*
	For the Year Ended	For the Year Ended	through
	October 31, 2013	October 31, 2012	October 31, 2011
Net asset value, beginning of period	$8.82	$8.16	$10.00
Income (loss) from investment operations:
Net investment income1	0.16	0.18	0.06
Net realized and unrealized gain (loss) on investments	1.99	0.55	(1.90)
Total from investment operations	2.15	0.73	(1.84)

Less distributions:
From net investment income	(0.22)	(0.07)	-
From net realized gain	-	-	-
Total distributions	(0.22)	(0.07)	-

Redemption fee proceeds	-	-	-

Net asset value, end of period	$10.75	$8.82	$8.16

Total return	24.86%	9.04%	(18.40%)	2

Ratios and Supplemental Data:
Net assets, end of period (millions)	$1.7	$1.6	$1.3

Ratio of expenses to average net assets:4
Before fees waived and expenses absorbed	12.27%	15.41%	22.47%	3
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	3
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(9.23%)	(11.84%)	(19.68%)	3
After fees waived and expenses absorbed	1.69%	2.22%	1.44%	3
Portfolio turnover rate	65%	37%	8%	2

*	Commencement of operations.
1	Based on average shares method.
2	Not annualized.
3	Annualized.
4	The Advisor has contractually agreed to limit the operating expenses of the International All Cap Value Fund to 1.35%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

							For the Period
	For the Year Ended		For the Year Ended		For the Year Ended		March 31, 2010* through
	October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$10.48		$10.02		$10.51		$10.00
Income from investment operations:
Net investment income	0.17	1	0.18	1	0.15	1	0.03
Net realized and unrealized gain (loss) on investments	2.63		0.66		(0.24)		0.48
Total from investment operations	2.80		0.84		(0.09)		0.51

Less distributions:
From net investment income	(0.21)		(0.20)		(0.33)		-
From net realized gain	(0.09)		(0.18)		(0.07)		-
Total distributions	(0.30)		(0.38)		(0.40)		-

Redemption fee proceeds	-	2	-	2	-	2	-

Net asset value, end of period	$12.98		$10.48		$10.02		$10.51

Total return	27.30%		9.03%		(1.02%)		5.10%	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$115.4		$48.6		$30.4		$23.5

Ratio of expenses to average net assets:5
Before fees waived and expenses absorbed	1.42%		1.61%		1.84%		2.58%	4
After fees waived and expenses absorbed	1.28%		1.35%		1.35%		1.35%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.30%		1.55%		0.85%		(0.43%)	4
After fees waived and expenses absorbed	1.44%		1.81%		1.34%		0.80%	4
Portfolio turnover rate	40%		31%		30%		18%	3

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	Prior to April 1, 2013, the Advisor had contractually agreed to limit the operating expenses of the International Small Cap Value Fund to 1.35%.
Effective April 1, 2013, the Advisor has contractually agreed to limit the operating expenses to 1.25%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Global Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

							For the Period
	For the Year Ended		For the Year Ended		For the Year Ended		July 30, 2010* through
	October 31, 2013		October 31, 2012		October 31, 2011		October 31, 2010
Net asset value, beginning of period	$11.44		$10.52		$10.58		$10.00
Income from investment operations:
Net investment income	0.11	1	0.12	1	0.11	1	0.01
Net realized and unrealized gain on investments	2.83		0.93		0.01		0.57
Total from investment operations	2.94		1.05		0.12		0.58

Less distributions:
From net investment income	(0.16)		(0.13)		(0.18)		-
From net realized gain	-		-		-		-
Total distributions	(0.16)		(0.13)		(0.18)		-

Redemption fee proceeds	-	2	-	2	-	2	-

Net asset value, end of period	$14.22		$11.44		$10.52		$10.58

Total return	26.00%		10.10%		1.06%		5.80%	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$22.3		$11.9		$9.6		$7.2

Ratio of expenses to average net assets:5
Before fees waived and expenses absorbed	2.05%		2.53%		2.93%		5.29%	4
After fees waived and expenses absorbed	1.35%		1.35%		1.35%		1.35%	4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.13%		(0.05%)		(0.62%)		(3.43%)	4
After fees waived and expenses absorbed	0.83%		1.13%		0.96%		0.51%	4
Portfolio turnover rate	93%		37%		76%		18%	3

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The Advisor has contractually agreed to limit the operating expenses of the Global Value Fund to 1.35%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
Advisory Research Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	December 31, 2012*
	through
	October 31, 2013
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income1	0.39
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	0.13

Less distributions:
From net investment income	(0.38)
From net realized gain	(0.07)
Total distributions	(0.45)

Redemption fee proceeds	-	2

Net asset value, end of period	$9.68

Total return	1.30%	3

Ratios and Supplemental Data:
Net assets, end of period (millions)	$110.9

Ratio of expenses to average net assets:5
Before fees waived and expenses absorbed	1.00%	4
After fees waived and expenses absorbed	0.90%	4
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.52%	4
After fees waived and expenses absorbed	4.62%	4
Portfolio turnover rate	68%	3

*	Commencement of operations.
1	Based on average shares method.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The Advisor has contractually agreed to limit the operating expenses of the Strategic Income Fund to 0.90%.

See accompanying Notes to Financial Statements.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2013

Note 1 – Organization

Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Value Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”), Advisory Research Global Value Fund (the “Global Value Fund”) and Advisory Research Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The All Cap Value Fund and Strategic Income Fund are diversified funds.  The International All Cap Value Fund, International Small Cap Value Fund, and Global Value Fund are non-diversified funds.  The All Cap Value Fund, International All Cap Value Fund, International Small Cap Value Fund, and Global Value Fund’s primary investment objective is to provide long-term capital appreciation.  The Strategic Income Fund’s primary investment objective is to seek high current income.  The All Cap Value Fund commenced investment operations on November 16, 2009, the International All Cap Value Fund commenced investment operations on May 2, 2011, the International Small Cap Value Fund commenced investment operations on March 31, 2010, the Global Value Fund commenced investment operations on July 30, 2010 and the Strategic Income Fund commenced investment operations on December 31, 2012.

The Strategic Income Fund commenced operations on December 31, 2012, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $116,694,966 transfer of shares of the Fund in exchange for the net assets of the Advisory Research Value Income Fund, L.P., a Delaware limited partnership (the “Income Partnership”).  This exchange was nontaxable, whereby the Strategic Income Fund issued 11,669,376 shares for the net assets of the Income Partnership on December 31, 2012.  The investment portfolio of the Income Partnership with a fair value of $113,501,578 (identified cost of investment transferred were $107,998,531) and cash were the primary assets received by the Strategic Income Fund.  For financial reporting purposes, assets received and shares issued by the Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Strategic Income Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. The Strategic Income Fund assumed $150,098 in net liabilities as part of this exchange.

The Global Value Fund commenced operations on July 30, 2010, prior to which its only activity was the receipt of a $50,000 investment from a portfolio manager of the Fund and a $4,674,017 transfer of shares of the Global Value Fund in exchange for the net assets of the Advisory Research Global All Cap Fund LP, a Delaware limited partnership (the “Global Partnership”).  This exchange was nontaxable, whereby the Global Value Fund issued 467,402 shares for the net assets of the Global Partnership with a fair value of $4,674,017 (identified cost of investment transferred $4,722,168) on July 30, 2010.  For financial reporting purposes, assets received and shares issued by Global Value Fund were recorded at fair value; however, the cost basis of the investments received from the Global Partnership was carried forward to align ongoing reporting of the Global Value Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.  The Global Value Fund assumed $8,226 in net liabilities as part of this exchange.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs.  The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Strategic Income Fund incurred offering costs of approximately $26,982, which are amortized over a one-year period from December 31, 2012 (commencement of operations).

(d) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended October 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually, except for the Strategic Income Fund which will distribute income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Annual Advisory Fee
All Cap Value Fund	1.00%
International All Cap Value Fund	1.00%
International Small Cap Value Fund	1.00%
Global Value Fund	1.00%
Strategic Income Fund	0.70%

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the following levels through February 28, 2014:

Expense Limit as a % of average daily net assets
All Cap Value Fund	1.20%
International All Cap Value Fund	1.35%
International Small Cap Value Fund*	1.25%
Global Value Fund	1.35%
Strategic Income Fund	0.90%

* Prior to April 1, 2013 the Advisor had contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.35% of the Fund's average daily net assets.

The Advisor waived fees and absorbed other expenses of $103,630 from the All Cap Value Fund,  $186,778 from the International All Cap Value Fund, $113,951 from the International Small Cap Value Fund, $120,386 from the Global Value Fund and $99,739 from the Strategic Income Fund for the period ended October 31, 2013.  The Advisor may recover from each Fund fees and/or expenses previously waived and/or absorbed, if each Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from each Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

	All Cap Value Fund	International All Cap Value Fund	International Small Cap Value Fund	Global Value Fund	Strategic Income Fund
2014	$130,836	$108,690	$148,466	$161,568	$-
2015	109,215	185,923	100,922	127,905	-
2016	103,630	186,778	113,951	120,386	99,739
Total	$343,681	$481,391	$363,339	$409,859	$99,739

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the period ended October 31, 2013, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees for CCO services for the period ended October 31, 2013 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At October 31, 2013, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

		International	International	Global	Strategic
	All Cap	All Cap	Small Cap	Value	Income
	Value Fund	Value Fund	Value Fund	Fund	Fund
Cost of investments	$43,944,297	$1,563,993	$100,953,025	$20,212,903	$106,630,043

Gross unrealized appreciation	$12,430,295	$221,947	$16,673,675	$2,590,053	$3,635,974
Gross unrealized depreciation	(179,453)	(45,248)	(2,547,374)	(374,469)	(2,937,505)
Net unrealized appreciation (depreciation) on investments	$12,250,842	$176,699	$14,126,301	$2,215,584	$698,469

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
		Accumulated	Accumulated
		Net Investment	Net Realized
	Paid-in Capital	Income/Loss	Gain/Loss

All Cap Value Fund	$-	$(36,502)	$36,502
International All Cap Value Fund	-	21,239	(21,239)
International Small Cap Value Fund	1	766,841	(766,842)
Global Value Fund	(1)	56,557	(56,556)
Strategic Income Fund	(16,003)	(69,751)	85,754

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

		International	International	Global	Strategic
	All Cap	All Cap	Small Cap	Value	Income
	Value Fund	Value Fund	Value Fund	Fund	Fund

Undistributed ordinary income	$286,194	$54,402	$4,379,241	$629,130	$-
Undistributed long-term capital gains	2,680,222	8,425	2,623,858	1,436,120	811,160
Tax accumulated earnings	2,966,416	62,827	7,003,099	2,065,250	811,160

Accumulated capital and other losses	-	-	-	-	-
Unrealized appreciation (depreciation) on investments	12,250,842	176,699	14,126,301	2,215,584	698,469
Unrealized appreciation (depreciation) on foreign currency translations	-	89	5,698	(297)	-
Total accumulated earnings	$15,217,258	$239,615	$21,135,098	$4,280,537	$1,509,629

The tax character of distributions paid during the fiscal periods ended October 31, 2013 and fiscal year ended 2012 were as follows:

	All Cap Value Fund		International All Cap Value Fund
	2013	2012	2013	2012

Distributions paid from:
Ordinary Income	$331,998	$151,201	$40,300	$10,530
Net long-term capital gains	-	18,119	-	-
Total distributions paid	$331,998	$169,320	$40,300	$10,530

	International Small Cap Value Fund		Global Value Fund
	2013	2012	2013	2012

Distributions paid from:
Ordinary Income	$980,416	$951,567	$166,598	$115,276
Net long-term capital gains	409,084	216,046	-	-
Total distributions paid	$1,389,500	$1,167,613	$166,598	$115,276

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Strategic Income Fund
2013

Distributions paid from:
Ordinary Income	$4,504,240
Net long-term capital gains	865,876
Total distributions paid	$5,370,116

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended October 31, 2013, the All Cap Value, International All Cap Value and Global Value Funds utilized $396,382, $76,200 and $228,953 of their capital loss carryforwards, respectively.

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended October 31, 2013, the All Cap Value Fund, International All Cap Value Fund, International Small Cap Value Fund and Global Value Fund received $0, $0, $7,033, and $210, respectively, in redemption fees.  For the period December 31, 2012 (commencement of operations) through October 31, 2013 the Strategic Income Fund received $1,330 in redemption fees.

Note 6 – Investment Transactions

For the periods ended October 31, 2013, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Value Fund	$25,626,942	$17,801,964
International All Cap Value Fund	1,068,155	1,297,133
International Small Cap Value Fund	74,296,325	30,437,588
Global Value Fund	22,011,768	15,378,037
Strategic Income Fund (December 31, 2013 – October 31, 2013)	77,666,629	81,117,931

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In addition, the Funds have adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of October 31, 2013, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$54,393,474	$-	$-	$54,393,474
Short-Term Investments	1,801,665	-	-	1,801,665
Total Investments	$56,195,139	$-	$-	$56,195,139

1	All common stocks held in the All Cap Value Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

International All Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Communications	$-	$48,620	$-	$48,620
Consumer Discretionary	26,129	233,200	-	259,329
Consumer Staples	62,924	111,675	-	174,599
Energy	21,402	95,844	-	117,246
Financials	60,290	411,200	-	471,490
Health Care	22,282	103,256	-	125,538
Industrials	29,483	195,772		225,255
Materials	-	130,004	4,347	134,351
Technology	-	73,759	-	73,759
Utilities	-	44,709	-	44,709
Total Common Stocks	222,510	1,448,039	4,347	1,674,896
Short-Term Investments	65,796	-	-	65,796
Total Investments	$288,306	$1,448,039	$4,347	$1,740,692

International Small Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Communications	$944,622	$1,671,112	$-	$2,615,734
Consumer Discretionary	1,114,770	11,735,608	-	12,850,378
Consumer Staples	2,086,875	8,675,819	-	10,762,694
Energy	1,504,197	3,808,964	-	5,313,161
Financials	4,482,633	27,170,558	-	31,653,191
Health Care	2,824,958	2,926,049	90,650	5,841,657
Industrials	520,590	20,403,373	-	20,923,963
Materials	-	14,465,220	-	14,465,220
Technology	-	3,646,244	-	3,646,244
Utilities	-	1,842,220	-	1,842,220
Total Common Stocks	13,478,645	96,345,167	90,650	109,914,462
Short-Term Investments	5,164,864	-	-	5,164,864
Total Investments	$18,643,509	$96,345,167	$90,650	$115,079,326

*
In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $1,448,039 and $96,345,167 of investment securities from International All Cap Value and International Small Cap Value Fund, respectively, were classified as Level 2.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

**
The International All Cap Value and International Small Cap Value Funds each held one Level 3 security at period end, the value of such security was $4,347 and $90,650 for the International All Cap Value and International Small Cap Value Fund, respectively.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	International All Cap Value Fund	International Small Cap Value Fund
Beginning balance October 31, 2012	$4,349	$90,685
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	-	-
Total realized and change in unrealized gain/(loss)	(2)	(35)
Purchases	-	-
Sales	-	-
Ending balance October 31, 2013	$4,347	$90,650

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2013:

	Fair Value October 31, 2013	Valuation Methodologies	Unobservable Input1	Impact to Valuation from an increase in Input2
International All Cap Value Fund
Common Stocks	$4,347	Fair Value	Discount for lack of marketability	Decrease
International Small Cap Value Fund
Common Stocks	$90,650	Fair Value	Discount for lack of marketability	Decrease

1
The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.  A Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

2
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Global Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks
Communications	$743,035	$166,504	$-	$909,539
Consumer Discretionary	1,590,739	1,498,572	-	3,089,311
Consumer Staples	2,047,724	904,234	-	2,951,958
Energy	1,307,394	606,879	-	1,914,273
Financials	3,717,255	2,501,559	-	6,218,814
Health Care	339,071	743,782	-	1,082,853
Industrials	1,922,821	1,087,669	-	3,010,490
Materials	355,635	991,563	-	1,347,198
Technology	847,111	381,404	-	1,228,515
Utilities	164,777	110,636	-	275,413
Total Common Stocks	13,035,562	8,992,802	-	22,028,364
Short-Term Investments	400,123	-	-	400,123
Total Investments	$13,435,685	$8,992,802	$-	$22,428,487

*
In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities, as measured by the S&P 500 Index. In this circumstance, $8,992,802 of investment securities from the Global Value Fund was classified as Level 2.

Transfers are recognized at the end of the reporting period. As of October 31, 2013, certain securities of the International Small Cap Value Fund’s transferred Levels due to the Funds performing a fair value adjustment.

Strategic Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$1,472,476	$-	$-	$1,472,476
Consumer Staples	1,619,060	-	-	1,619,060
Energy	1,979,991	-	-	1,979,991
Financials	1,139,267	-	-	1,139,267
Health Care	1,475,255	-	-	1,475,255
Materials	704,104	-	-	704,104
Utilities	1,400,514	-	-	1,400,514
Corporate Bonds
Communications	-	1,248,000	-	1,248,000
Consumer Discretionary	-	3,735,661	-	3,735,661
Energy	-	8,413,978	-	8,413,978
Financials	-	28,576,156	-	28,576,156
Industrials	-	1,510,500	-	1,510,500
Materials	-	5,044,362	-	5,044,362

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Utilities	-	2,051,829	-	2,051,829
Mutual Funds	1,383,871	-	-	1,383,871
Preferred Stocks
Communications	2,137,608	-	-	2,137,608
Financial	40,157,396	-	-	40,157,396
Utilities	2,451,336	-	-	2,451,336
Total	55,920,878	50,580,486	-	106,501,364
Short-Term Investments	827,148	-	-	827,148
Total Investments	$56,748,026	$50,580,486	$-	$107,328,512

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 9 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts are bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.  For the periods ended October 31, 2013 (for each Fund the year ended October 31, 2013, except for the Strategic Income Fund, which was from the commencement of operations on December 31, 2012 through October 31, 2013), the Funds did not enter into any forward contracts.

Note 10 – Recently Issued Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2013

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

At the meeting on December 4 and 5, 2013, the Board of Trustees approved an amended Investment Advisory Agreement (the “Amended Agreement”) with the Advisor.  The Amended Agreement is the same in all material respects as the prior agreement, except for reductions to investment advisory fee rate for certain of the Funds which will become effective January 1, 2014.  Under the terms of the Amended Agreement, the following Funds will pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Annual Advisory Fee effective January 1, 2014
All Cap Value Fund	0.75%
International All Cap Value Fund	0.80%
International Small Cap Value Fund	0.90%
Global Value Fund	0.80%

At the meeting on December 4 and 5, 2013, the Board of Trustees approved an amended contractual fee waiver agreement for certain of the Funds.  Under the terms of the amended contractual fee waiver agreement, the Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the following levels effective January 1, 2014 through February 28, 2014:

Expense Limit as a % of average daily net assets effective January 1, 2014
All Cap Value Fund	1.00%
International All Cap Value Fund	1.10%
Global Value Fund	1.10%

The shares of the International Small Cap Value Fund are being designated as Investor Class shares on or about December 31, 2013.  In addition, concurrent with this change, a shareholder service fee of up to 0.15% is being implemented with respect to the Investor Class shares, and the contractual annual expense limitation for the Investor Class shares is being increased from 1.25% to 1.30% of average daily net assets.  The International Small Cap Value Fund will begin offering Class I shares on or about December 31, 2013.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund and Advisory Research Strategic Income Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments as of October 31, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2013

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation
For Federal income tax purposes, the International Small Cap Value and Strategic Income Funds designate long-term capital gain dividends of $409,084 and $865,876 respectively, for the year ended October 31, 2013.

Corporate Dividends Received Deduction
For the fiscal year ended October 31, 2013, 100.00%, 4.86%, 1.76%, 20.28% and 75.74% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value Fund, International All Cap Value Fund, International Small Cap Value Fund, Global Value Fund, and Strategic Income Fund, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value Fund, International All Cap Value Fund, International Small Cap Value Fund,  Global Value and Strategic Income Fund designate income dividends of 100.00%, 86.47%, 39.71%, 56.57% and  77.33%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2013.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended the International Small Cap Value Fund designates $1,919,840 of income derived from foreign sources and $186,417 of foreign taxes ended October 31, 2013.

Of the ordinary income (including short-term capital gain) distributions made for the year ended October 31, 2013, the proportionate share of income derived from foreign sources and foreign taxes paid  attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Small Cap Value Fund	$0.2159	$0.0210

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	71	None

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	71	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services, Inc. (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA.	71
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Funds’ custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	71	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present);	71	Investment Managers Series Trust II, a registered investment company
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996-present).	N/A	N/A

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Funds, and the Funds’ custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Advisory Research All Cap Value Fund, Advisory Research Global Value Fund, Advisory
Research International All Cap Value Fund and Advisory Research International Small Cap
Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) with respect to the Advisory Research All Cap Value Fund (the “All Cap Value Fund”), the Advisory Research Global Value Fund (the “Global Value Fund”), the Advisory Research International All Cap Value Fund (the “International All Cap Value Fund”) and the Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”) series of the Trust (each a “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about each Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of each Fund with the returns of its benchmark index and the returns of a select group of comparable funds selected by Morningstar, Inc. (each a “Performance Peer Group”) from its relevant fund category (each a “Performance Universe”); reports regarding the investment advisory fees and total expenses of each Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund category (each an “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of each Fund, the Trustees noted that the meeting materials indicated as follows:

•
The annualized total return of the All Cap Value Fund for the one-year period ended June 30, 2013, was higher than the median return of the Large Relative Value Performance Universe, but lower than the return of the Russell 3000 Value Index by 280 basis points, and lower than the Performance Peer Group median return by 418 basis points.  The annualized total return of the All Cap Value Fund for the three-year period was below the Performance Peer Group median return by 108 basis points, below the Russell 3000 Value Index return by 70 basis points and below the Large Relative Value Performance Universe median return by 27 basis points.

Advisory Research All Cap Value Fund, Advisory Research Global Value Fund, Advisory
Research International All Cap Value Fund and Advisory Research International Small Cap
Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

•
The annualized total returns of the Global Value Fund for the one- and three-year periods ended June 30, 2013, were higher than the returns of the MSCI World Value Index, the median returns of the World All-Cap Performance Universe, and the median returns of the Performance Peer Group.

•
The annualized total return of the International All Cap Value Fund for the one-year period ended June 30, 2013, was higher than the return of the MSCI EAFE Value Index, the Foreign Large Value Performance Universe median return, and the Performance Peer Group median return.

•
The annualized total returns of the International Small Cap Value Fund for the one- and three-year periods ended June 30, 2013, were higher than the returns of the MSCI EAFE Index, the returns of the MSCI EAFE Small Cap Index, the Foreign Small/Mid Value Performance Universe median returns, and the Performance Peer Group median returns.

The Board also considered the overall quality of services provided by the Investment Advisor to each Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of each Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of each Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Funds, the Board noted the meeting materials indicated as follows:

•
The investment advisory fees of the All Cap Value Fund (gross of fee waivers by the Investment Advisor) were higher than the median of the Expense Peer Group (by ten basis points) and higher than the median of the Large Blend Expense Universe (by 26 basis points).  The Board noted, however, that the Investment Advisor had waived a significant portion of its advisory fees for the year.  The total expenses of the All Cap Value Fund (net of fee waivers) were lower than the median expenses for the Expense Peer Group but higher than the median expenses for the Expense Universe (by 25 basis points).  The Board noted, however, that as of June 30, 2013, the All Cap Value Fund’s asset size was significantly smaller than the average asset size of the funds in the Expense Universe.

•
The investment advisory fees of the Global Value Fund (gross of fee waivers by the Investment Advisor) were higher than the median of the Expense Peer Group (by 7.5 basis points) and higher than the median of the World Stock Expense Universe (by 17 basis points).  The Board noted, however, that the Investment Advisor had waived more than half of its advisory fees for the year.  The total expenses of the Global Value Fund (net of fee waivers) were the same as the median expenses for the Expense Peer Group and higher than the median expenses for the Expense Universe (by 24 basis points).  The Board noted, however, that as of June 30, 2013, the Global Value Fund’s asset size was significantly smaller than the average asset size of the funds in the Expense Peer Group and the Expense Universe.

Advisory Research All Cap Value Fund, Advisory Research Global Value Fund, Advisory
Research International All Cap Value Fund and Advisory Research International Small Cap
Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

•
The investment advisory fees of the International All Cap Value Fund (gross of fee waivers by the Investment Advisor) were higher than the medians of the Fund’s Expense Peer Group and the Foreign Large Value Expense Universe (by 15 basis points in each case).  The Board noted, however, that the Investment Advisor had waived its entire advisory fee for the year and subsidized a portion of the Fund’s operating expenses. The total expenses (net of fee waivers) were higher than the median expenses for the Expense Peer Group (by 18 basis points) and higher than the median expenses for the Expense Universe (by 23 basis points).  The Board noted, however, that as of June 30, 2013, the International All Cap Value Fund’s average net assets were less than $2 million and were significantly lower than the average asset sizes of the funds in the Expense Peer Group and the Expense Universe.

•
The investment advisory fees of the International Small Cap Value Fund (gross of fee waivers by the Investment Advisor) were the same as the medians of the Foreign Small/Mid Value Expense Universe and the Expense Peer Group.  The total expenses of the International Small Cap Value Fund (net of fee waivers) were lower than the median expenses for the Expense Peer Group and the Expense Universe.  The Board noted that as of June 30, 2013, the International Small Cap Value Fund’s asset size was significantly smaller than the average net assets of the funds in the Expense Peer Group and the Expense Universe.

The Board also noted that the fees charged by the Investment Advisor to each Fund were generally comparable to the fees charged by the Investment Advisor to its private investment fund or other institutional clients with similar objectives and policies as the Funds, and were similar to the fees charged by the Investment Advisor to its separate account clients. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the year ended June 30, 2013, noting that the Investment Advisor had waived significant portions of its advisory fee with respect to the All Cap Value Fund, Global Value Fund and International Small Cap Value Fund, and its entire fee for the International All Cap Value Fund (in addition to subsidizing certain operating expenses for that Fund). The Board determined that the level of profitability to the Investment Advisor with respect to each Fund was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, including its receipt of advisory fees, research made available to it by broker-dealers that provide execution services to the Funds, and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints, the asset level of each Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as each Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Advisory Research Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 5/1/13 to 10/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research All Cap Value Fund	5/1/13	10/31/13	5/1/13 – 10/31/13
Actual Performance	$1,000.00	$1,110.20	$6.38
Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.10

* Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research International All Cap Value Fund	5/1/13	10/31/13	5/1/13 – 10/31/13
Actual Performance	$1,000.00	$1,111.70	$7.18
Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2013 (Unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research International Small Cap Value Fund	5/1/13	10/31/13	5/1/13 – 10/31/13
Actual Performance	$1,000.00	$1,122.80	$6.68
Hypothetical (5% annual return before expenses)	1,000.00	1,018.91	6.35

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research Global Value Fund	5/1/13	10/31/13	5/1/13 – 10/31/13
Actual Performance	$1,000.00	$1,120.60	$7.21
Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87

* Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Advisory Research Strategic Income Fund	5/1/13	10/31/13	5/1/13 – 10/31/13
Actual Performance	$1,000.00	$962.90	$4.45
Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58

* Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Advisory Research Funds
A series of the Investment Managers Series Trust

Advisor
Advisory Research, Inc. Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research International All Cap Value Fund	ADVEX	461 418 477
Advisory Research International Small Cap Value Fund	ADVIX	461 418 741
Advisory Research Global Value Fund	ADVWX	461 418 683
Advisory Research Strategic Income Fund	ADVNX	461 41P 503

Privacy Principles of the Advisory Research Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (888) SEC-0330.

Advisory Research Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$67,500	$50,000
Audit-Related Fees	N/A	N/A
Tax Fees	$12,500	$10,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	1/8/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/8/2014